EXHIBIT 99.1

Subject to Revision
Computational Materials Dated February 13, 2003


                                     [LOGO]
                                   EQUITY ONE
                                   ==========
                            a Popular, Inc. Company


                Mortgage Pass-Through Certificates, Series 2003-1

                                  $510,044,000
                                  (Approximate)

                                Equity One, Inc.
                               Seller and Servicer

                              Equity One ABS, Inc.
                                    Depositor


                                   DISCLAIMER

Attached are preliminary Computational Materials describing the structure, collateral pool and certain aspects of Mortgage Pass-Through Certificates, Series 2003-1. The Computational Materials have been prepared by Wachovia Securities based on information provided by Equity One, Inc. ("Equity One") for informational purposes only and are subject to modification or change. The information and assumptions contained herein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Wachovia Securities does not make any representation as to the accuracy or completeness of any of the information set forth in the attached Computational Materials. This cover sheet is not part of the Computational Materials.

A Registration Statement (including a base prospectus) relating to the Mortgage Pass-Through Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

                                     [LOGO]
                                    WACHOVIA
                                   SECURITIES

Subject to Revision - Computational Materials Dated February 13, 2003

   To 10% Clean-up Call:
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------------------------------
                                                                                                    Expected Ratings
                                                                                                        Expected
                   Expected      Interest   Principal Type   Expected WAL    Principal
      Class        Size(1)         Type                          (yrs)       Window(2)        S&P       Moody's      Fitch
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- ------------ ---------
      AF-1        $151,000,000   Floating       Senior          1.00       03/03 - 04/05     AAA         Aaa        AAA
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- ------------ ---------
      AF-2         $53,000,000    Fixed         Senior          3.02       04/05 - 08/07     AAA         Aaa        AAA
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- ------------ ---------
      AF-3         $16,000,000    Fixed         Senior          5.02       08/07 - 10/08     AAA         Aaa        AAA
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- ------------ ---------
      AF-4         $14,101,000    Fixed         Senior          6.35       10/08 - 04/10     AAA         Aaa        AAA
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- ------------ ---------
      AV-1A        $91,784,000   Floating       Senior          2.93       03/03 - 11/10     AAA         Aaa        AAA
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- ------------ ---------
      AV-1B       $100,000,000   Floating       Senior          2.93       03/03 - 11/10     AAA         Aaa        AAA
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- ------------ ---------
       M-1         $33,154,000    Fixed        Mezzanine        5.22       06/06 - 11/10      AA         Aa2         AA
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- ------------ ---------
       M-2         $28,053,000    Fixed        Mezzanine        5.17       04/06 - 11/10      A          A2          A
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- ------------ ---------
        B          $22,952,000    Fixed       Subordinate       5.15       03/06 - 11/10     BBB        Baa2        BBB
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- ------------ ---------





   To Maturity:
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------------------------------
                                                                                                    Expected Ratings
                                                                                                        Expected
                   Expected      Interest   Principal Type   Expected WAL    Principal
      Class        Size(1)         Type                          (yrs)       Window(2)        S&P       Moody's      Fitch
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- ------------ ---------
      AF-1        $151,000,000   Floating       Senior          1.00       03/03 - 04/05     AAA         Aaa        AAA
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- ------------ ---------
      AF-2         $53,000,000    Fixed         Senior          3.02       04/05 - 08/07     AAA         Aaa        AAA
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- ------------ ---------
      AF-3         $16,000,000    Fixed         Senior          5.02       08/07 - 10/08     AAA         Aaa        AAA
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- ------------ ---------
      AF-4         $14,101,000    Fixed         Senior          6.35       10/08 - 04/10     AAA         Aaa        AAA
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- ------------ ---------
      AV-1A        $91,784,000   Floating       Senior          3.37       03/03 - 01/19     AAA         Aaa        AAA
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- ------------ ---------
      AV-1B       $100,000,000   Floating       Senior          3.37       03/03 - 01/19     AAA         Aaa        AAA
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- ------------ ---------
       M-1         $33,154,000    Fixed        Mezzanine        5.73       06/06 - 05/16      AA         Aa2         AA
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- ------------ ---------
       M-2         $28,053,000    Fixed        Mezzanine        5.67       04/06 - 08/15      A          A2          A
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- ------------ ---------
        B          $22,952,000    Fixed       Subordinate       5.54       03/06 - 11/14     BBB        Baa2        BBB
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- ------------ ---------

     (1)Subject to a permitted variance in the aggregate of plus or minus 5%.
     (2)The  "Last  Scheduled   Distribution  Date"  for  Mortgage  Pass-Through
     Certificates, Series 2003-1 is expected to be the Distribution Date in [July 2033].

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Subject to Revision - Computational Materials Dated February 13, 2003

                                    Structure
                                    ---------


|X| A senior/subordinate structure whereby realized losses on the underlying mortgage loans will be allocated in the following order of priority: (i) to excess interest, (ii) to the overcollateralization amount described herein,
     (iii) to the Class B Certificates,  (iv) to the Class M-2 Certificates, and
     (v) to the Class M-1 Certificates.
|X| The pass-through rate on the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class M-1, Class M-2 and Class B Certificates are subject to the Pool Cap described herein. The pass-through rate on the Class AV-1A and Class AV-1B Certificates are subject to the Class AV Cap described herein.
|X| The pass-through rate on the Class AF-4 Certificates will increase by 0.50% per annum after the Optional Termination Date. The margin on each of the Class AV-1A and Class AV-1B Certificates, which will be set at pricing, will double after the Optional Termination Date.
|X| The Class M-1, Class M-2 and Class B Certificates are not expected to receive principal distributions until the Stepdown Date, as defined herein.
|X| A reserve fund, funded by a yield maintenance agreement, will be established to support the Class AV-1A and Class AV-1B Certificates.


                                  Pricing Speed
                                  -------------

Fixed Rate Mortgage Loans: 100% PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.727% each month to 23% CPR in month twelve, and remain constant at 23% CPR each month thereafter.

Adjustable Rate Mortgage Loans: 100% PPC assumes 28% CPR.



                                    Contacts
                                    --------

    Syndicate                        Phone                 E-mail
    ---------                        -----                 ------
    Blake O'Connor              (704) 383-7727     blake.oconnor@wachovia.com

    Trading
    -------
    Chris Choka                 (704) 383-8267     chris.choka@wachovia.com

    Mortgage Finance
    ----------------
    Mike Ciuffo                 (704) 715-1170     michael.ciuffo@wachovia.com
    Sharvin Setoodeh            (704) 715-7632     sharvin.setoodeh@wachovia.com
    Sean Walker         `       (704) 374-4398     sean.walker@wachovia.com
    Dane Smith                  (704) 715-8141     dane.smith@wachovia.com

    Structuring
    -----------
    Serkan Erikci               (704) 715-1263     serkan.erikci@wachovia.com

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated February 13, 2003

                                SUMMARY OF TERMS

Title of Securities:                    Mortgage   Pass-Through    Certificates,
                                        Series 2003-1.

Trust:                                  Equity One Mortgage  Pass-Through  Trust
                                        2003-1.

Offered Certificates:                   Class  AF-1,  Class  AF-2,  Class  AF-3,
                                        Class AF-4 (the "Class AF Certificates")
                                        and  Class  AV-1A  (the   "Class   AV-1A
                                        Certificates")     and    Class    AV-1B
                                        Certificates     (the    "Class    AV-1B
                                        Certificates"  together  with the  Class
                                        AV-1A  Certificates,  are the  "Class AV
                                        Certificates")     (the     Class     AF
                                        Certificates  together with the Class AV
                                        Certificates     are     the     "Senior
                                        Certificates");  Class M-1 and Class M-2
                                        Certificates      (the      "Class     M
                                        Certificates"),   Class  B  Certificates
                                        (the Class B Certificates  together with
                                        the  Class  M   Certificates,   are  the
                                        "Subordinated Certificates").

Non-Offered Certificates:               Class R and Class X Certificates.

Seller: Equity One, Inc. and certain of its subsidiaries.

Servicer:                               Equity One, Inc.

Depositor:                              Equity One ABS, Inc.

Trustee & Custodian:                    JPMorgan Chase Bank.

Rating Agencies:                        Moody's    Investors    Service,    Inc.
                                        ("Moody's"),  Standard and Poor's Rating
                                        Services   ("S&P")  and  Fitch   Ratings
                                        ("Fitch").

Underwriter:                            Wachovia Securities, Inc.

Closing Date:                           On or about February [27], 2003.

Registration:                           DTC,  Clearstream,  Luxembourg  and  the
                                        Euroclear System.

Accrued Interest:                       The Class AF-1 and Class AV Certificates
                                        will  settle  with no  accrued  interest
                                        (settle flat) and the Class AF-2,  Class
                                        AF-3, Class AF-4, Class M-1, Class M-2 and Class B Certificates will settle with accrued interest.

Distribution Date:                      The 25th of each  month,  or if such day
                                        is  not  a   business   day,   the  next
                                        succeeding   business  day,   commencing
                                        March 25, 2003.

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Subject to Revision - Computational Materials Dated February 13, 2003

Record Date:                            With respect to the Class AF-1 and Class
                                        AV  Certificates,  the last business day
                                        prior  to  the  applicable  Distribution
                                        Date.  With  respect to the Class  AF-2,
                                        Class AF-3, Class AF-4, Class M-1, Class
                                        M-2 and Class B  Certificates,  the last
                                        business day in the month  preceding the
                                        applicable   Distribution   Date.   With
                                        respect  to the Class  AF-1 and Class AV
                                        Certificates, the Record Date for the first Distribution Date is March 24,
                                        2003.  With  respect to the Class  AF-2,
                                        Class AF-3, Class AF-4, Class M-1, Class
                                        M-2 and Class B Certificates, the Record
                                        Date for the first Distribution Date is the Closing Date.

Payment Delay:                          None for the  Class  AF-1  and  Class AV
                                        Certificates  and 24 days for the  Class
                                        AF-2, Class AF-3, Class AF-4, Class M-1,
                                        Class M-2 and Class B Certificates.

Day Count:                              With respect to the Class AF-1 and Class
                                        AV Certificates, actual/360, and with respect to the Class AF-2, Class AF-3,
                                        Class  AF-4,  Class  M-1,  Class M-2 and
                                        Class B Certificates, 30/360.

Trustee Fee:                            With respect to each Distribution  Date,
                                        the  Trustee   will  be  entitled  to  a
                                        Trustee Fee equal to 1/12 of 0.02% of the aggregate principal balance of the mortgage loans, plus any reimbursable amounts.

Servicing Fee:                          With respect to each Distribution  Date,
                                        the Servicer will be entitled to a Servicing Fee equal to 1/12 of 0.50% of the aggregate principal balance of the mortgage loans, plus any reimbursable amounts.

Optional Termination Date:              Any Distribution  Date on or after which
                                        the aggregate principal balance of the mortgage loans declines to 10% or less of the aggregate principal balance of the mortgage loans as of the Cut-off
                                        Date ("Cut-off Date Principal Balance").

Denomination:                           $25,000  minimum and multiples of $1,000
                                        in excess thereof.

ERISA Eligibility:                      The   Offered    Certificates   may   be
                                        purchased by employee benefit plans that are subject to ERISA, so long as the plan is a Qualified Plan Investor and certain conditions are met.

SMMEA Eligibility:                      The  Offered  Certificates  will  not be
                                        SMMEA eligible.

Tax Status:                             The Trust  will  elect to be  treated as
                                        one  or  more   real   estate   mortgage
                                        investment   conduits   ("REMICs")   for
                                        federal income tax purposes. The Offered
                                        Certificates,  excluding any  associated
                                        rights to receive  payments from the Net
                                        WAC Cap  Account  or the  reserve  fund,
                                        will be designated as regular  interests
                                        in  a  REMIC.   Certificateholders  will
                                        include    interest   on   the   Offered
                                        Certificates as income in accordance with an accrual method of accounting.

Cut-off Date:                           Close of business on January 31, 2003.

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Subject to Revision - Computational Materials Dated February 13, 2003

Mortgage Loans:                         The  mortgage  loan pool will consist of
                                        4,899 closed-end  mortgage loans with an
                                        aggregate     principal    balance    of
                                        approximately  $510,060,521  (the "Total
                                        Mortgage Loans") as of the Cut-off Date.
                                        The Total Mortgage Loans will be divided
                                        into two loan groups,  Group I and Group
                                        II. Mortgage loans that comprise Group I
                                        are  referred  to herein as the "Group I
                                        Mortgage  Loans" and mortgage loans that
                                        comprise Group II are referred to herein
                                        as the "Group II  Mortgage  Loans."  The
                                        Group I Mortgage  Loans will  consist of
                                        3,479 fixed rate mortgage  loans with an
                                        aggregate     principal    balance    of
                                        approximately  $318,262,451  as  of  the
                                        Cut-off  Date.  The  Group  II  Mortgage
                                        Loans will  consist of 1,420  adjustable
                                        rate  mortgage  loans with an  aggregate
                                        principal   balance   of   approximately
                                        $191,798,070 as of the Cut-off Date.

                                        The Group II Mortgage  Loans are further
                                        divided into two groups,  designated  as
                                        Group II-A and Group II-B. Group II-A is
                                        comprised  exclusively of mortgage loans
                                        that  conform  to  agency  loan  balance
                                        limits   (the   "Group   II-A   Mortgage
                                        Loans").  The Group II-A Mortgage  Loans
                                        will consist of 776 mortgage  loans with
                                        an   aggregate   principal   balance  of
                                        approximately  $91,784,755.49  as of the
                                        Cut-off Date. Group II-B is comprised of
                                        a combination of mortgage loans, some of
                                        which  conform  to agency  loan  balance
                                        limits  and  some of  which  do not (the
                                        "Group II-B Mortgage Loans").  The Group
                                        II-B Mortgage  Loans will consist of 644
                                        mortgage   loans   with   an   aggregate
                                        principal   balance   of   approximately
                                        $100,013,314.55 as of the Cut-off Date.

                                        The Group I Mortgage  Loans are  secured
                                        by  first  and  second  liens on one- to
                                        four-family  dwellings  (such  loans are
                                        "Residential  Loans") and on  structures
                                        which contain both residential  dwelling
                                        units   and  space   used  for   retail,
                                        professional or other commercial uses and multi-family properties (such loans are "Mixed Use Loans"). The Group II Mortgage Loans are secured by first liens on Residential Loans.

                                        None   of  the   Mortgage   Loans   were
                                        originated  in  Georgia.   Additionally,
                                        none of the Group II-A Mortgage Loans are High Cost Mortgage Loans pursuant to the Home Ownership and Equity Protection Act of 1994 ("HOEPA").

                                        The Class AF  Certificates  represent an
                                        interest in the Group I Mortgage  Loans.
                                        With  respect  to the Group II  Mortgage
                                        Loans,  the  Class  AV-1A   Certificates
                                        represent  an interest in the Group II-A
                                        Mortgage   Loans  and  the  Class  AV-1B
                                        Certificates  represents and interest in
                                        the Group II-B Mortgage Loans. The Class
                                        M-1,  Class M-2 and Class B Certificates
                                        represent  an interest in both the Group
                                        I  Mortgage   Loans  and  the  Group  II
                                        Mortgage Loans.

                                        The collateral information presented in these Computational Materials regarding the mortgage loan pool is approximate and is as of the Cut-off Date, unless indicated otherwise.

Servicer Advances:                      The  Servicer  is  required  to  advance
                                        scheduled principal and interest (net of the Servicing Fee) for any delinquent mortgage loan, but is not required to make any advance that it deems to be non-recoverable.

Collection Period:                      With respect to any  Distribution  Date,
                                        means the calendar month prior to the month in which such Distribution Date occurs.

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Subject to Revision - Computational Materials Dated February 13, 2003

Credit Enhancement:                     Credit  enhancement  will be provided by
                                        excess  interest,  overcollateralization
                                        and  subordination.   In  addition,  the
                                        Trust will include a yield maintenance agreement for the benefit of the Class
                                        AV Certificates.

                                        Excess  Interest.  The weighted  average
                                        mortgage  interest  rate on the mortgage
                                        loans is generally expected to be higher
                                        than the sum of (a) the  Servicing  Fee,
                                        (b) the Trustee Fee and (c) the weighted
                                        average   pass-through   rate   on   the
                                        certificates,    resulting   in   excess
                                        interest.  On  each  Distribution  Date,
                                        excess  interest  generated  during  the
                                        related   Collection   Period   will  be
                                        available  to cover  losses and to build
                                        or  maintain   overcollateralization  on
                                        such Distribution Date.

                                        Overcollateralization.  Excess  interest
                                        from the related  mortgage loans will be
                                        applied,  to the  extent  available,  to
                                        make  accelerated  payments of principal
                                        to   the   related   certificates   then
                                        entitled   to   receive    payments   of
                                        principal.  Such  application will cause
                                        the aggregate principal balance of those
                                        certificates  to amortize  more  rapidly
                                        than  the   principal   balance  of  the
                                        related  mortgage  loans,  resulting  in
                                        overcollateralization.
                                        Overcollateralization,  to the extent it
                                        is  available  will  be  used  to  cover
                                        losses    on   the    mortgage    loans.
                                        Overcollateralization shall initially be
                                        zero  and  build  to  a  target   amount
                                        described in the following paragraphs.

                                        Prior to the Stepdown Date, the Targeted
                                        Overcollateralization Amount shall equal
                                        approximately  [4.00]%  of  the  Cut-off
                                        Date Principal Balance. On and after the
                                        Stepdown      Date,     the     Targeted
                                        Overcollateralization Amount shall equal
                                        the lesser of (1) approximately  [4.00]%
                                        of the Cut-off  Date  Principal  Balance
                                        and (2) the greater of (x) approximately
                                        [8.00]%  of  the   aggregate   principal
                                        balance of the mortgage  loans as of the
                                        last  day  of  the  related   Collection
                                        Period and (y) 0.50% of the Cut-off Date
                                        Principal Balance.

                                        Subordination.  The Class M-1, Class M-2
                                        and Class B Certificates are subordinate
                                        to and provide  credit  enhancement  for
                                        the Senior  Certificates.  The Class M-2
                                        and Class B Certificates are subordinate
                                        to and provide  credit  enhancement  for
                                        the Class M-1 Certificates.  The Class B
                                        Certificates   are  subordinate  to  and
                                        provide credit enhancement for the Class
                                        M-2 Certificates. The table below shows the expected credit enhancement for each class of Offered Certificates.


                                        ---------- ------------- ---------------
                                                     Initial     Target Credit
                                                    Credit(2)(3)    Enhance-
                                        Class       Enhancement     ment(2)(3)
                                        ---------- ------------- ---------------
                                        Class A(1)   [16.50]%     [41.00]%
                                        Class M-1    [10.00]%     [28.00]%
                                        Class M-2     [4.50]%     [17.00]%
                                        Class B         -         [8.00]%
                                        ---------- ------------- ---------------
                                        (1)    Comprised   of   the   Class   AF
                                        Certificates    and   the    Class    AV
                                        Certificates
                                        (2) Approximate
                                        (3) Includes Overcollateralization

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Subject to Revision - Computational Materials Dated February 13, 2003

Yield Maintenance Agreement:            The   trust   will   include   a   yield
                                        maintenance  agreement  between  a third
                                        party and the  Trustee  on behalf of the
                                        holders  of the  Class AV  Certificates.
                                        Payments  under  the  yield  maintenance
                                        agreement   will  be  deposited  into  a
                                        reserve fund. On each Distribution Date,
                                        to the extent of amounts in the  reserve
                                        fund,  funds will be withdrawn  from the
                                        reserve  fund  and  distributed  to  the
                                        Class  AV   Certificates  to  cover  any
                                        interest  and  principal  that  was  not
                                        covered by excess  interest and to cover
                                        certain  amounts  owed to the  Class  AV
                                        Certificates  from  prior   Distribution
                                        Dates as a result of limiting their pass-through rate to the Class AV Cap.


                                        INTEREST DISTRIBUTIONS
                                        ----------------------


Interest Accrual Period:                For  each  Distribution  Date  and  each
                                        class  of  Offered  Certificates,  other
                                        than the Class AF-1 Certificates and the
                                        Class  AV  Certificates,   the  Interest
                                        Accrual   Period   will  be   from   and
                                        including  the first day of the calendar
                                        month preceding the related Distribution
                                        Date to and  including  the  last day of
                                        such  month,  and  all  calculations  of
                                        interest  will be made on the basis of a
                                        360-day   year  assumed  to  consist  of
                                        twelve 30-day months.

                                        With   respect   to   the   Class   AF-1
                                        Certificates    and   the    Class    AV
                                        Certificates,   the   Interest   Accrual
                                        Period for any Distribution Date will be
                                        the    period    from   the    preceding
                                        Distribution Date (or in the case of the
                                        first   Distribution   Date,   from  the
                                        Closing   Date)  to  the  day  prior  to
                                        related   Distribution   Date,  and  all
                                        calculations of interest will be made on the basis of the actual number of days in the Interest Accrual Period and a 360-day year.

Interest Distributions:                 On  each  Distribution  Date,   interest
                                        collected on the mortgage  loans will be
                                        remitted  in  the  following   order  of
                                        priority, to the extent available:

                                        I.  that  portion  of  available   funds
                                        consisting   of  the  Group  I  Interest
                                        Remittance  amount for such Distribution
                                        Date:

                                        (i) to the Trustee, the Trustee Fee and any unpaid amounts owed to the Trustee in respect of the Group I Mortgage Loans;

                                        (ii) to the Servicer, the Servicer Fee and any unpaid amounts owed to the Servicer in respect of the Group I Mortgage Loans;

                                        (iii)  concurrently  to the Class  AF-1,
                                        Class  AF-2,  Class  AF-3 and Class AF-4
                                        Certificates,  pro rata,  the applicable
                                        Interest  Distribution  Amount  for such
                                        Distribution Date;

                                        (iv)  concurrently  to the  Class  AF-1,
                                        Class  AF-2,  Class  AF-3 and Class AF-4
                                        Certificates, pro rata, the applicable unpaid interest amounts, if any;

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Subject to Revision - Computational Materials Dated February 13, 2003

                                        (v)  concurrently to the Class AV-1A and
                                        Class AV-1B  Certificates,  pro rata, an
                                        amount  equal to the excess,  if any, of
                                        (x)   the   amount    required   to   be
                                        distributed  pursuant  to clause  II(ii)
                                        and clause  II(iii) (with respect to the
                                        Class  AV-1A  Certificates)  and  clause
                                        III(ii)   and  clause   III(iii)   (with
                                        respect to the Class AV-1B Certificates)
                                        for such  Distribution Date over (y) the
                                        amount actually  distributed pursuant to
                                        those clauses from the related  Interest
                                        Remittance   Amount  and  not  otherwise
                                        paid;

                                        II.  that  portion  of  available  funds
                                        consisting  of the Group  II-A  Interest
                                        Remittance  Amount for such Distribution
                                        Date:

                                        (i) to the Trustee, the Trustee Fee and any unpaid amounts owed to the Trustee in respect of the Group II-A Mortgage Loans;

                                        (ii) to the Servicer, the Servicer Fee and any unpaid amounts owed to the Servicer in respect of the Group II-A Mortgage Loans;

                                        (iii) to the Class  AV-1A  Certificates,
                                        the  applicable  Interest   Distribution
                                        Amount for such Distribution Date;

                                        (iv) to the Class AV-1A Certificates, the applicable unpaid interest amounts, if any;

                                        (v)  concurrently  to the  Class  AF and
                                        Class AV-1B  Certificates,  pro rata, an
                                        amount  equal to the excess,  if any, of
                                        (x)   the   amount    required   to   be
                                        distributed pursuant to clause I(ii) and
                                        clause I(iii) (with respect to the Class
                                        AF Certificates)  and clause III(ii) and
                                        clause  III(iii)  (with  respect  to the
                                        Class  AV-1B   Certificates)   for  such
                                        Distribution  Date  over (y) the  amount
                                        actually  distributed  pursuant to those
                                        clauses   from  the   related   Interest
                                        Remittance   Amount  and  not  otherwise
                                        paid;

                                        III.  that  portion of  available  funds
                                        consisting  of the Group  II-B  Interest
                                        Remittance  Amount for such Distribution
                                        Date:

                                        (i) to the Trustee, the Trustee Fee and any unpaid amounts owed to the Trustee in respect of the Group II-B Mortgage Loans;

                                        (ii) to the Servicer, the Servicer Fee and any unpaid amounts owed to the Servicer in respect of the Group II-B Mortgage Loans;

                                        (iii) to the Class  AV-1B  Certificates,
                                        the  applicable  Interest   Distribution
                                        Amount for such Distribution Date;

                                        (iv) to the Class AV-1B Certificates, the applicable unpaid interest amounts, if any;

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                                        (v)  concurrently  to the  Class  AF and
                                        Class AV-1A  Certificates,  pro rata, an
                                        amount  equal to the excess,  if any, of
                                        (x)   the   amount    required   to   be
                                        distributed pursuant to clause I(ii) and
                                        clause I(iii) (with respect to the Class
                                        AF  Certificates)  and clause II(ii) and
                                        clause  II(iii)  (with  respect  to  the
                                        Class  AV-1A   Certificates)   for  such
                                        Distribution  Date  over (y) the  amount
                                        actually  distributed  pursuant to those
                                        clauses   from  the   related   Interest
                                        Remittance   Amount  and  not  otherwise
                                        paid;

                                        IV.  that  portion  of  available  funds
                                        consisting   of  the  Group  I  Interest
                                        Remittance   Amount,   the  Group   II-A
                                        Interest Remittance Amount and the Group
                                        II-B Interest Remittance Amount for such
                                        Distribution Date remaining after the distributions in clauses I, II, and III above, as follows:

                                        first,  to the Class  M-1  Certificates,
                                        the  applicable  Interest   Distribution
                                        Amount for such Distribution Date;

                                        second,  to the Class M-2  Certificates,
                                        the  applicable  Interest   Distribution
                                        Amount for such Distribution Date;

                                        third, to the Class B Certificates, the applicable Interest Distribution Amount for such Distribution Date; and

                                        fourth,   any  remaining  amount  to  be
                                        applied as the "Monthly  Excess Interest
                                        Amount" described herein.

Interest Distribution Amount:           For each class of  Offered  Certificates
                                        and   each   Distribution    Date,   the
                                        "Interest  Distribution Amount" means an
                                        amount  equal  to the  interest  accrued
                                        during  the  related   Interest  Accrual
                                        Period  on  the  certificate   principal
                                        balance of such class of certificates, minus such class' share of shortfalls caused by the Relief Act or prepayment interest shortfalls not covered by the Servicer for such Distribution Date.

Interest  Remittance                    With  respect to any  Distribution  Date
Amount:                                 and  loan   group,   that   portion   of
                                        available  funds  for such  Distribution
                                        Date attributable to interest received or advanced with respect to the loans of such loan group.

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Class AV Cap:                          For any Distribution Date will equal the
                                        sum of  (i)  the  Pool  Cap  and  (ii) a
                                        fraction (expressed as a percentage) (A)
                                        the  numerator of which is the lesser of
                                        (1) the product of the  excess,  if any,
                                        of the  weighted  average  Net  Mortgage
                                        Rate of the Group II Mortgage Loans over
                                        the   Pool   Cap   and   the   aggregate
                                        certificate  principal  balance  of  the
                                        Class  AV  Certificates  (prior  to  the
                                        distribution  of any  principal  on such
                                        Distribution  Date)  and  (2) the sum of
                                        (a) the product of the  excess,  if any,
                                        of  the  Pool  Cap  over  the   weighted
                                        average of the Pass-Through Rates of the
                                        Certificates  (other  than the  Class AV
                                        and Class X  Certificates)  (weighted on
                                        the    basis   of    their    respective
                                        certificate  principal balances prior to
                                        the  distribution  of any  principal  on
                                        such   Distribution    Date)   and   the
                                        aggregate certificate principal balance of the Certificates (other than the Class AV and Class X Certificates) and
                                        (b) the product of the Pool Cap and the overcollateralization amount for such Distribution Date (adjusted to account for the actual number of days in the Interest Accrual Period) and (B) the denominator of which is the aggregate certificate principal balance of the Class AV Certificates.

Pool Cap:                               For any Distribution Date will equal the
                                        weighted  average  of the  Net  Mortgage
                                        Rates, weighted on the basis of the mortgage loan balances as of the first day of the related Collection Period.
                                        The "Net Mortgage Rate" of any mortgage loan is its mortgage rate, less the sum of the Servicing Fee and the Trustee
                                        Fee.

Class AV Carryover:                     With respect to any Distribution Date on
                                        which the Pass  Through  Rate for either
                                        class  of  Class  AV   Certificates   is
                                        subject to the Class AV Cap,  that class
                                        of   Class  AV   Certificates   will  be
                                        entitled   to  receive,   from   amounts
                                        otherwise    paid   to   the   Class   X
                                        Certificates,  an  amount  equal  to the
                                        product  of (a)  the  excess  of (i) the
                                        Pass-Through  Rate that class would have
                                        received if they were not subject to the
                                        Class AV Cap  (subject to a maximum rate
                                        of [14]%),  minus (ii) the Class AV Cap,
                                        and   (b)  the   certificate   principal
                                        balance.

Class AF-1 Carryover:                   With respect to any Distribution Date on
                                        which the Class AF-1 Pass-Through Rate is subject to the Pool Cap, the Class
                                        AF-1 Certificates will be entitled to receive, from amounts otherwise paid to the Class X Certificates, an amount equal to the product of (a) the excess of (i) the Pass-Through Rate the Class
                                        AF-1 Certificates would have received if they were not subject to the Pool Cap
                                        (subject to a maximum rate of [10]%), minus (ii) the Pool Cap, and (b) the certificate principal balance of the
                                        Class AF-1 Certificates.

Pass-Through Rate:                      With respect to the Class AF-1 and Class
                                        AV  Certificates  and  any  Distribution
                                        Date,   a  per  annum   rate   equal  to
                                        One-Month LIBOR for the related Interest
                                        Accrual Period plus a margin, which will
                                        be set at pricing.  With  respect to the
                                        Class  AF-2,  Class  AF-3,  Class  AF-4,
                                        Class   M-1,   Class  M-2  and  Class  B
                                        Certificates and any Distribution Date, a per annum rate, which will be fixed at pricing.

                                        After the Optional Termination Date, the pass-through rate on the Class AF-4 Certificates will increase by 0.50% per annum and the margin on the Class AV Certificates will increase by 2x.

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Subject to Revision - Computational Materials Dated February 13, 2003

                                        PRINCIPAL DISTRIBUTIONS
                                        -----------------------

                                        General:  As of  any  Distribution  Date
                                        before the Stepdown Date or if a Trigger
                                        Event  is in  effect,  the  Class  AF-1,
                                        Class  AF-2,  Class  AF-3 and Class AF-4
                                        Certificates will be entitled to receive
                                        the  Class  AF  Principal   Distribution
                                        Amount for such  Distribution  Date, the
                                        Class   AV-1A   Certificates   will   be
                                        entitled  to  receive  the  Class  AV-1A
                                        Principal  Distribution  Amount for such
                                        Distribution  Date and the  Class  AV-1B
                                        Certificates will be entitled to receive the Class AV-1B Principal Distribution Amount for such Distribution Date in the priorities described below, until the certificate principal balances thereof have been reduced to zero.

Class AF Principal Distribution         As of any Distribution  Date on or after
Amount:                                 the  Stepdown  Date  and  as  long  as a
                                        Trigger  Event  is  not in  effect,  the
                                        excess of (x) the aggregate  certificate
                                        principal   balance   of  the  Class  AF
                                        Certificates  immediately  prior to such
                                        Distribution Date over (y) the lesser of
                                        (A)  the  product  of (i)  approximately
                                        [59.00]%   and   (ii)   the    aggregate
                                        principal   balance   of  the   Group  I
                                        Mortgage Loans as of the last day of the related Collection Period and (B) the aggregate principal balance of the Group
                                        I Mortgage Loans as of the last day of the related Collection Period minus the product of (i) approximately 0.50% and
                                        (ii) the aggregate principal balance of the Group I Mortgage Loans as of the Cut-off Date.

Class AV-1A Principal Distribution      As of any Distribution  Date on or after
Amount:                                 the  Stepdown  Date  and  as  long  as a
                                        Trigger  Event  is  not in  effect,  the
                                        excess of (x) the aggregate  certificate
                                        principal  balance  of the  Class  AV-1A
                                        Certificates  immediately  prior to such
                                        Distribution Date over (y) the lesser of
                                        (A)  the  product  of (i)  approximately
                                        [59.00]%   and   (ii)   the    aggregate
                                        principal  balance  of  the  Group  II-A
                                        Mortgage Loans as of the last day of the
                                        related  Collection  Period  and (B) the
                                        aggregate principal balance of the Group
                                        II-A  Mortgage  Loans as of the last day
                                        of the related  Collection  Period minus
                                        the product of (i)  approximately  0.50%
                                        and (ii) the aggregate principal balance of the Group II-A Mortgage Loans as of the Cut-off Date.

Class AV-1B Principal Distribution      As of any Distribution  Date on or after
Amount:                                 the  Stepdown  Date  and  as  long  as a
                                        Trigger  Event  is  not in  effect,  the
                                        excess of (x) the aggregate  certificate
                                        principal  balance  of the  Class  AV-1B
                                        Certificates  immediately  prior to such
                                        Distribution Date over (y) the lesser of
                                        (A)  the  product  of (i)  approximately
                                        [59.00]%   and   (ii)   the    aggregate
                                        principal  balance  of  the  Group  II-B
                                        Mortgage Loans as of the last day of the
                                        related  Collection  Period  and (B) the
                                        aggregate principal balance of the Group
                                        II-B  Mortgage  Loans as of the last day
                                        of the related  Collection  Period minus
                                        the product of (i)  approximately  0.50%
                                        and (ii) the aggregate principal balance of the Group II-B Mortgage Loans as of the Cut-off Date.

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Class M-1 Principal Distribution        As of any Distribution  Date on or after
Amount:                                 the  Stepdown  Date  and  as  long  as a
                                        Trigger  Event  is  not in  effect,  the
                                        excess  of (x) the sum of (i) the sum of
                                        the  certificate  principal  balances of
                                        the Senior  Certificates  (after  taking
                                        into  account  the payment of the Senior
                                        Certificate    Principal    Distribution
                                        Amount  on such  Distribution  Date) and
                                        (ii) the certificate  principal  balance
                                        of   the    Class    M-1    Certificates
                                        immediately  prior to such  Distribution
                                        Date  over  (y)  the  lesser  of (A) the
                                        product  of (i)  approximately  [72.00]%
                                        and (ii) the Pool Balance as of the last
                                        day of the related Collection Period and
                                        (B) the Pool  Balance as of the last day
                                        of the related  Collection  Period minus
                                        the product of (i)  approximately  0.50%
                                        and (ii) the Pool Balance as of the Cut-off Date.

Class M-2 Principal Distribution        As of any Distribution  Date on or after
Amount:                                 the  Stepdown  Date  and  as  long  as a
                                        Trigger  Event  is  not in  effect,  the
                                        excess  of (x) the sum of (i) the sum of
                                        the  certificate  principal  balances of
                                        the Senior  Certificates  (after  taking
                                        into  account  the payment of the Senior
                                        Certificate    Principal    Distribution
                                        Amount on such Distribution  Date), (ii)
                                        the certificate principal balance of the
                                        Class  M-1  Certificates  (after  taking
                                        into  account  the  payment of the Class
                                        M-1  Principal  Distribution  Amount  on
                                        such  Distribution  Date)  and (iii) the
                                        certificate  principal  balance  of  the
                                        Class M-2 Certificates immediately prior
                                        to such  Distribution  Date over (y) the
                                        lesser  of  (A)  the   product   of  (i)
                                        approximately [83.00]% and (ii) the Pool
                                        Balance  as  of  the  last  day  of  the
                                        related  Collection  Period  and (B) the
                                        Pool  Balance  as of the last day of the
                                        related   Collection  Period  minus  the
                                        product of (i)  approximately  0.50% and
                                        (ii) the Pool  Balance as of the Cut-off
                                        Date.

Class B Principal Distribution          As of any Distribution  Date on or after
Amount:                                 the  Stepdown  Date  and  as  long  as a
                                        Trigger  Event  is  not in  effect,  the
                                        excess  of (x) the sum of (i) the sum of
                                        the  certificate  principal  balances of
                                        the Senior  Certificates  (after  taking
                                        into  account  the payment of the Senior
                                        Certificate    Principal    Distribution
                                        Amount on such Distribution  Date), (ii)
                                        the certificate principal balance of the
                                        Class  M-1  Certificates  (after  taking
                                        into  account  the  payment of the Class
                                        M-1  Principal  Distribution  Amount  on
                                        such  Distribution   Date),   (iii)  the
                                        certificate  principal  balance  of  the
                                        Class  M-2  Certificates  (after  taking
                                        into  account  the  payment of the Class
                                        M-2  Principal  Distribution  Amount  on
                                        such  Distribution  Date),  and (iv) the
                                        certificate  principal  balance  of  the
                                        Class B Certificates  immediately  prior
                                        to such  Distribution  Date over (y) the
                                        lesser  of  (A)  the   product   of  (i)
                                        approximately [92.00]% and (ii) the Pool
                                        Balance  as  of  the  last  day  of  the
                                        related  Collection  Period  and (B) the
                                        Pool  Balance  as of the last day of the
                                        related   Collection  Period  minus  the
                                        product of (i)  approximately  0.50% and
                                        (ii) the Pool  Balance as of the Cut-off
                                        Date.

Senior Certificate Principal            As of any Distribution  Date on or after
Distribution Amount:                    the  Stepdown  Date  and  as  long  as a
                                        Trigger  Event  is  not in  effect,  the
                                        excess of (x) the sum of the certificate
                                        principal   balances   of   the   Senior
                                        Certificates  immediately  prior to such
                                        Distribution Date over (y) the lesser of
                                        (A)  the  product  of (i)  approximately
                                        [59.00]% and (ii) the Pool Balance as of
                                        the last day of the  related  Collection
                                        Period  and (B) the Pool  Balance  as of
                                        the last day of the  related  Collection
                                        Period   minus   the   product   of  (i)
                                        approximately  0.50%  and  (ii) the Pool
                                        Balance as of the Cut-off Date.

Pool Balance:                           As of any Distribution  Date, the sum of
                                        the  unpaid  principal  balances  of the
                                        Group I Mortgage  Loans,  the Group II-A
                                        Mortgage   Loans  and  the  Group   II-B
                                        Mortgage Loans.

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Extra Principal Distribution Amount:    As of any Distribution  Date, the lesser
                                        of  (x)  the  Monthly  Excess   Interest
                                        Amount  for such  Distribution  Date and
                                        (y) the Overcollateralization Deficiency for such Distribution Date.

Basic Principal Distribution Amount:    With  respect to any  Distribution  Date
                                        and  group,  (i) the  related  Principal
                                        Remittance   Amount   minus   (ii)   the
                                        Overcollateralization Release Amount, if
                                        any,    multiplied    by   the   related
                                        Allocation Percentage.

Allocation Percentage:                  With  respect to any  Distribution  Date
                                        and group, the percentage  equivalent of
                                        a fraction,  the  numerator  of which is
                                        (i)  the  related  Principal  Remittance
                                        Amount for such  Distribution  Date, and
                                        the  denominator  of  which  is (ii) the
                                        aggregate  Principal  Remittance  Amount
                                        for   all   loan    groups    for   such
                                        Distribution Date.

Overcollateralization Deficiency:       As of any Distribution Date, the excess,
                                        if   any,    of   (x)    the    Targeted
                                        Overcollateralization  Amount  for  such
                                        Distribution    Date    over   (y)   the
                                        overcollateralization  amount  for  such
                                        Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the certificate principal balances of all classes of Certificates resulting from the distribution of the Principal
                                        Distribution  Amount  (but not the Extra
                                        Principal  Distribution  Amount) on such
                                        Distribution Date, but prior to taking into account any applied realized loss amounts on such Distribution Date.

Overcollateralization Release Amount:   With respect to any Distribution Date on
                                        or after the  Stepdown  Date and as long
                                        as a Trigger Event is not in effect, the
                                        lesser of (x) the  Principal  Remittance
                                        Amount  for such  Distribution  Date and
                                        (y)  the  excess,  if  any,  of (i)  the
                                        overcollateralization  amount  for  such
                                        Distribution Date, assuming that 100% of
                                        the  Principal   Remittance   Amount  is
                                        applied  as a  principal  payment on the
                                        Certificates on such Distribution  Date,
                                        over       (ii)       the       Targeted
                                        Overcollateralization  Amount  for  such
                                        Distribution  Date.  With respect to any
                                        Distribution  Date on  which  a  Trigger
                                        Event     is     in     effect,      the
                                        Overcollateralization   Release   Amount
                                        will be zero.

Principal Distribution Amount:          With  respect to any  Distribution  Date
                                        and  group,  the sum of (i) the  related
                                        Basic Principal  Distribution Amount and
                                        (ii) the  Extra  Principal  Distribution
                                        Amount   for  such   Distribution   Date
                                        multiplied  by  the  related  Allocation
                                        Percentage.

Principal Remittance Amount:            With  respect to any  Distribution  Date
                                        and group, the amount described in the Pooling and Servicing Agreement.

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Stepdown Date:                          The   earlier   to   occur  of  (i)  the
                                        Distribution Date on which the aggregate certificate principal balance of the
                                        Senior Certificates is reduced to zero, and (ii) the later to occur of (a) the Distribution Date in [March 2006] and
                                        (b) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to the Senior
                                        Specified Enhancement Percentage.

Senior Enhancement Percentage:          For   any   Distribution   Date  is  the
                                        percentage  obtained by dividing (x) the
                                        sum of  (i)  the  aggregate  certificate
                                        principal  balance  of the  Subordinated
                                        Certificates      and      (ii)      the
                                        overcollateralization  amount,  in  each
                                        case  before  taking  into  account  the
                                        distribution     of    the     Principal
                                        Distribution Amount on such Distribution
                                        Date by (y) the Pool  Balance  as of the
                                        last  day  of  the  related   Collection
                                        Period.

Senior Specified Enhancement            On any  date  of  determination  thereof
Percentage:                             means approximately [41.00]%.

Trigger Event:                          A "Trigger Event" will be deemed to have
                                        occurred upon the  occurrence of certain
                                        pool   performance   related  events  as
                                        specified  in the Pooling and  Servicing
                                        Agreement.

Principal Distributions on the          I. On each  Distribution  Date (a) prior
Certificates:                           to the  Stepdown  Date or (b) on which a
                                        Trigger     Event    is    in    effect,
                                        distributions in respect of principal to the extent of the Group I Principal
                                        Distribution Amount will be made in the following amounts and order of priority:

                                        (i) to the Class AF-1, Class AF-2, Class
                                        AF-3 and  Class  AF-4  Certificates,  in
                                        that   order,   until   the   respective
                                        certificate principal balances thereof have been reduced to zero;

                                        (ii)  after   taking  into  account  the
                                        distributions  made  pursuant  to clause
                                        II(i) and  clause  III(i)  below on such
                                        Distribution Date, concurrently,  to the
                                        Class     AV-1A    and    Class    AV-1B
                                        Certificates,    pro-rata,   until   the
                                        respective     certificate     principal
                                        balances thereof have been reduced to zero.

                                        II. On each  Distribution Date (a) prior
                                        to the  Stepdown  Date or (b) on which a
                                        Trigger     Event    is    in    effect,
                                        distributions in respect of principal to the extent of the Group II-A Principal Distribution Amount will be made in the following amounts and order of priority:

                                        (i) to the Class AV-1A Certificates, until the certificate principal balance thereof has been reduced to zero;

                                        (ii)  after   taking  into  account  the
                                        distributions  made  pursuant  to clause
                                        I(i)   and   clause   III(i)   on   such
                                        Distribution Date, concurrently,  to the
                                        Class AF  Certificates  (in the order in
                                        clause   I(i)  above)  and  Class  AV-1B
                                        Certificates,   pro   rata,   until  the
                                        respective     certificate     principal
                                        balances thereof have been reduced to zero.

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                                        III. On each Distribution Date (a) prior
                                        to the  Stepdown  Date or (b) on which a
                                        Trigger     Event    is    in    effect,
                                        distributions in respect of principal to the extent of the Group II-B Principal Distribution Amount will be made in the following amounts and order of priority:

                                        (i) to the Class AV-1B Certificates, until the certificate principal balance thereof has been reduced to zero;

                                        (ii)  after   taking  into  account  the
                                        distributions  made  pursuant  to clause
                                        I(i)   and   clause    II(i)   on   such
                                        Distribution Date, concurrently,  to the
                                        Class AF  Certificates  (in the order in
                                        clause   I(i)  above)  and  Class  AV-1A
                                        Certificates,   pro   rata,   until  the
                                        respective     certificate     principal
                                        balances thereof have been reduced to zero.

                                        IV. On each  Distribution Date (a) prior
                                        to the  Stepdown  Date or (b) on which a
                                        Trigger     Event    is    in    effect,
                                        distributions in respect of principal to
                                        the  extent  of the  Group  I  Principal
                                        Distribution   Amount,  the  Group  II-A
                                        Principal  Distribution  Amount  and the
                                        Group II-B Principal Distribution Amount remaining after the distributions in clauses I, II and III above will be made in the following amounts and order of priority:

                                        (i) to the Class M-1 Certificates, until
                                        the   certificate    principal   balance
                                        thereof has been reduced to zero;

                                        (ii)  to  the  Class  M-2  Certificates,
                                        until the certificate principal balance thereof has been reduced to zero;

                                        (iii) to the Class B Certificates, until
                                        the   certificate    principal   balance
                                        thereof has been reduced to zero.

                                        V. On each  Distribution  Date (a) on or
                                        after the Stepdown Date and (b) on which
                                        a  Trigger   Event  is  not  in  effect,
                                        distributions in respect of principal to the extent of the Group I Principal Distribution Amount will be made in the following amounts and order of priority:

                                        (i) the Class AF Principal  Distribution
                                        Amount to the Class  AF-1,  Class  AF-2,
                                        Class AF-3 and Class AF-4 Certificates, in that order, until their respective certificate principal balances have been reduced to zero;

                                        (ii) an amount  equal to the excess,  if
                                        any, of the Senior Certificate Principal
                                        Distribution  Amount  over  the  amounts
                                        distributed pursuant to VI(i) and VII(i)
                                        on such Distribution Date,  concurrently
                                        to the  holders  of the Class  AV-1A and
                                        Class  AV-1B  Certificates,   pro  rata,
                                        until   the    respective    certificate
                                        principal balances thereof have been reduced to zero.

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                                        VI. On each  Distribution Date (a) on or
                                        after the Stepdown Date and (b) on which
                                        a  Trigger   Event  is  not  in  effect,
                                        distributions in respect of principal to the extent of the Group II-A Principal Distribution Amount will be made in the following amounts and order of priority:

                                        (i)   the    Class    AV-1A    Principal
                                        Distribution  Amount to the Class  AV-1A
                                        Certificates,   until  the   certificate
                                        principal   balance   thereof  has  been
                                        reduced to zero;

                                        (ii) an amount  equal to the excess,  if
                                        any, of the Senior Certificate Principal
                                        Distribution  Amount  over  the  amounts
                                        distributed  pursuant to V(i) and VII(i)
                                        on such Distribution Date,  concurrently
                                        to  the   holders   of  the   Class   AF
                                        Certificates  (in the  order  in  clause
                                        V(i)) and Class AV-1B Certificates, pro rata, until the respective certificate principal balances thereof have been reduced to zero.

                                        VII. On each Distribution Date (a) on or
                                        after the Stepdown Date and (b) on which
                                        a  Trigger   Event  is  not  in  effect,
                                        distributions in respect of principal to the extent of the Group II-B Principal Distribution Amount will be made in the following amounts and order of priority:

                                        (i)   the    Class    AV-1B    Principal
                                        Distribution  Amount to the Class  AV-1B
                                        Certificates,   until  the   certificate
                                        principal   balance   thereof  has  been
                                        reduced to zero;

                                        (ii) an amount  equal to the excess,  if
                                        any, of the Senior Certificate Principal
                                        Distribution  Amount  over  the  amounts
                                        distributed  pursuant  to V(i) and VI(i)
                                        on such Distribution Date,  concurrently
                                        to  the   holders   of  the   Class   AF
                                        Certificates  (in the  order  in  clause
                                        V(i)) and Class AV-1A Certificates, pro rata, until the respective certificate principal balances thereof have been reduced to zero.

                                        VIII. On each  Distribution  Date (a) on
                                        or after  the  Stepdown  Date and (b) on
                                        which a Trigger  Event is not in effect,
                                        distributions in respect of principal to
                                        the  extent  of the  Group  I  Principal
                                        Distribution   Amount,  the  Group  II-A
                                        Principal  Distribution  Amount  and the
                                        Group II-B Principal Distribution Amount remaining after the distributions in clauses V, VI and VII above will be made in the following amounts and order of priority:

                                        (i) to the Class M-1  Certificates,  the
                                        Class M-1 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero;

                                        (ii) to the Class M-2 Certificates,  the
                                        Class M-2 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero;

                                        (iii) to the Class B  Certificates,  the
                                        Class B Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero.

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Subject to Revision - Computational Materials Dated February 13, 2003

Principal Distributions on the          The Subordinated  Certificates  will not
Subordinated Certificates:              receive  principal until on or after the
                                        Stepdown Date as defined herein.

Application of Monthly Excess           On any Distribution Date, the sum of the
Cashflow Amounts:                       Monthly  Excess  Interest  Amount,   the
                                        Overcollateralization Release Amount and
                                        any portion of the  aggregate  Principal
                                        Distribution       Amount       (without
                                        duplication)  remaining  after principal
                                        distributions     on     the     Offered
                                        Certificates   is  the  "Monthly  Excess
                                        Cashflow Amount", which is required to be applied in the following order of priority (the "Monthly Excess Cashflow
                                        Allocation") on such Distribution Date:

                                        first,  to the Class  AF-1,  Class AF-2,
                                        Class AF-3,  Class AF-4, Class AV-1A and
                                        Class AV-1B Certificates,  pro rata, any
                                        remaining       applicable      Interest
                                        Distribution     Amount     for     such
                                        Distribution Date;

                                        second,  to the Class AF-1,  Class AF-2,
                                        Class AF-3,  Class AF-4, Class AV-1A and
                                        Class AV-1B Certificates, pro rata, the remaining unpaid interest amounts for the classes of Senior Certificates, if any;

                                        third,   to  fund  the  Extra  Principal
                                        Distribution     Amount     for     such
                                        Distribution Date;

                                        fourth,  to the Class M-1  Certificates,
                                        any  remaining   Interest   Distribution
                                        Amount for such Distribution Date;

                                        fifth, to the Class M-1 Certificates, the applicable unpaid interest amounts, if any;

                                        sixth, to the Class M-1 Certificates, the applicable applied realized loss amount for such Distribution Date;

                                        seventh,  to the Class M-2 Certificates,
                                        any  remaining   Interest   Distribution
                                        Amount for such Distribution Date;

                                        eighth, to the Class M-2 Certificates, the applicable unpaid interest amounts, if any;

                                        ninth, to the Class M-2, the applicable applied realized loss amount for such Distribution Date;

                                        tenth, to the Class B Certificates, any remaining Interest Distribution Amount for such Distribution Date;

                                        eleventh, to the Class B Certificates, the applicable unpaid interest amounts, if any;

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Subject to Revision - Computational Materials Dated February 13, 2003

                                        twelfth, to the Class B Certificates, the applicable applied realized loss amount for such Distribution Date;

                                        thirteenth,  from amounts payable to the
                                        Class  X  Certificates,   any  Class  AV
                                        Carryover or Class AF-1 Carryover in the
                                        order   specified  in  the  Pooling  and
                                        Servicing Agreement; and

                                        fourteenth, to fund distributions to the holders of the Class X and Class R Certificates in the amounts specified in the Pooling and Servicing Agreement.


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Subject to Revision - Computational Materials Dated February 13, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS

# of Mortgage Loans:                                4,899
Aggregate Outstanding Prin. Bal.          $510,060,520.67
Aggregate Original Prin. Bal.             $512,848,251.78

                                                  Minimum                    Maximum                            Average
                                                  -------                    -------                            -------
Outstanding Prin. Bal.                         $10,002.92                $744,803.61                        $104,115.23
Original Prin. Bal.                            $10,150.00                $750,000.00                        $104,684.27

                                                  Minimum                    Maximum                   Weighted Average
                                                  -------                    -------                   ----------------
Original LTV Ratio                                  4.37%                    100.00%                             75.82%
Original CLTV Ratio                                10.00%                    100.00%                             83.29%
Mortgage Rate                                      6.000%                    15.990%                             8.682%
Original Term (Months)                                 60                        360                                292
Remaining Term (Months)                                14                        358                                286
Seasoning (Months)                                      2                        109                                  7
Credit Score                                          454                        813                                629

                                                 Earliest                    Latest
                                                 --------                    ------
Origination Date                                 01/30/94                   12/03/02
Maturity Date                                    04/15/04                   12/02/32


--------------------------------------------------------------------------------

                                         % of Aggregate                                               % of Aggregate
Product Type                           Principal Balance     Geographic Concentration (> 5%)         Principal Balance
Fully Amortizing Fixed Rate Loan                    38.28    California                                            9.68
Fixed Rate Balloon Loan                             24.12    New Jersey                                            8.93
     Subtotal - (Total Fixed Rate                             ennsylvania
Loans)                                              62.40    P                                                     7.37
Fully Amortizing Adjustable Rate Loans              37.60    New York                                              7.03
Total:                                                100    North Carolina                                        6.43
                                                             Massachusetts                                         5.21
                                         % of Aggregate      States with < 5% Concentration                       55.35
                                                                         -
Lien Position                          Principal Balance     Total                                                  100
First                                               89.40
Second                                              10.60                                             % of Aggregate
Total:                                                100    Property Type                           Principal Balance
                                                             Residential                                          91.74
                                         % of Aggregate      Mixed Use(1)                                          8.26
Loan Purpose                           Principal Balance     Total:                                                 100
Cashout                                             65.31
Purchase                                            22.31                                             % of Aggregate
Refinance (Rate/Term)                               12.24    Prepayment Penalty Status               Principal Balance
Unknown                                              0.14    Loans with Prepayment Penalty                        78.49
Total:                                                100    Loans without Prepayment Penalty                     21.51
                                                             Total:                                                 100
                                         % of Aggregate
Occupancy Status                       Principal Balance                                              % of Aggregate
Owner Occupied                                      88.89    Year of Origination                     Principal Balance
Non-Owner Occupied                                  11.11    1994                                                  0.03
Total:                                                100    1996                                                  0.13
                                                             1997                                                  0.23
                                         % of Aggregate      1998                                                  0.19
Documentation Type                     Principal Balance     1999                                                  0.21
Full Doc                                            81.67    2000                                                  1.02
SI                                                  11.95    2001                                                  8.09
AIV                                                  3.99    2002                                                 90.10
Lite Doc                                             2.39    Total:                                                 100
Total:                                                100

(1) Mixed-Use is comprised of multi-family properties and true mixed-use properties. Multi-family properties and true mixed-use properties represent approximately 4.21% and 4.05% of the Aggregate Principal Balance, respectively.

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Subject to Revision - Computational Materials Dated February 13, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS

                                                                                                     Percent of
                                                    Number of                Aggregate                Aggregate
Mortgage Rate (%)                                Mortgage Loans          Principal Balance        Principal Balance
------------------------------------------    ----------------------   ----------------------    --------------------
 5.501 to  6.000                                                  1               $66,683.31                   0.01%
 6.001 to  6.500                                                 25             3,831,700.52                    0.75
 6.501 to  7.000                                                191            27,979,935.37                    5.49
 7.001 to  7.500                                                419            61,676,530.32                   12.09
 7.501 to  8.000                                                800           117,338,611.51                   23.00
 8.001 to  8.500                                                593            74,976,047.38                   14.70
 8.501 to  9.000                                                662            79,622,057.92                   15.61
 9.001 to  9.500                                                413            39,815,266.88                    7.81
 9.501 to 10.000                                                490            39,283,233.85                    7.70
10.001 to 10.500                                                278            18,469,728.78                    3.62
10.501 to 11.000                                                380            20,519,173.76                    4.02
11.001 to 11.500                                                188             8,750,453.54                    1.72
11.501 to 12.000                                                137             5,984,447.92                    1.17
12.001 to 12.500                                                 95             3,716,905.10                    0.73
12.501 to 13.000                                                107             3,701,664.76                    0.73
13.001 to 13.500                                                 44             1,579,445.46                    0.31
13.501 to 14.000                                                 58             2,222,042.54                    0.44
14.001 to 14.500                                                 10               294,954.53                    0.06
14.501 to 15.000                                                  6               163,683.91                    0.03
15.001 to 15.500                                                  1                51,908.85                    0.01
15.501 to 16.000                                                  1                16,044.46                    0.00
------------------------------------------    ----------------------   ----------------------    --------------------
Total                                                         4,899          $510,060,520.67                 100.00%
                                              ======================   ======================    ====================


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Subject to Revision - Computational Materials Dated February 13, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS

                                                                                                     Percent of
                                                    Number of                Aggregate                Aggregate
Original Loan-To-Value Ratio (%)                  Mortgage Loans         Principal Balance        Principal Balance
------------------------------------------    -----------------------  -----------------------   --------------------
 0.01 to    5.00                                                   3               $54,456.76                  0.01%
 5.01 to   10.00                                                 123             3,139,550.21                   0.62
10.01 to   15.00                                                 213             7,367,587.38                   1.44
15.01 to   20.00                                                 698            26,070,210.17                   5.11
20.01 to   25.00                                                 162             7,291,204.86                   1.43
25.01 to   30.00                                                 111             5,969,278.04                   1.17
30.01 to   35.00                                                  60             3,604,085.03                   0.71
35.01 to   40.00                                                  41             2,744,460.48                   0.54
40.01 to   45.00                                                  29             2,194,059.77                   0.43
45.01 to   50.00                                                  45             3,906,968.49                   0.77
50.01 to   55.00                                                  51             4,966,495.64                   0.97
55.01 to   60.00                                                  70             6,805,837.91                   1.33
60.01 to   65.00                                                 131            14,509,087.97                   2.84
65.01 to   70.00                                                 257            30,373,011.70                   5.95
70.01 to   75.00                                                 320            44,596,993.31                   8.74
75.01 to   80.00                                                 825            99,828,864.36                  19.57
80.01 to   85.00                                                 405            57,135,041.55                  11.20
85.01 to   90.00                                                 754           101,151,014.20                  19.83
90.01 to   95.00                                                 272            41,340,372.50                   8.10
95.01 to  100.00                                                 329            47,011,940.34                   9.22
------------------------------------------    -----------------------  -----------------------   --------------------
Total                                                          4,899          $510,060,520.67                100.00%
                                              =======================  =======================   ====================


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Subject to Revision - Computational Materials Dated February 13, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS


                                                                                                     Percent of
                                                    Number of                Aggregate                Aggregate
Original CLTV Ratio (%)                          Mortgage Loans          Principal Balance        Principal Balance
------------------------------------------    ----------------------   ----------------------    --------------------
 5.01 to   10.00                                                  1               $80,714.89                   0.02%
10.01 to   15.00                                                  4               162,072.84                    0.03
15.01 to   20.00                                                  4               140,100.77                    0.03
20.01 to   25.00                                                  9               626,945.50                    0.12
25.01 to   30.00                                                  9               829,042.07                    0.16
30.01 to   35.00                                                 18             1,119,677.89                    0.22
35.01 to   40.00                                                 21             1,518,704.40                    0.30
40.01 to   45.00                                                 19             1,422,023.49                    0.28
45.01 to   50.00                                                 45             3,946,440.90                    0.77
50.01 to   55.00                                                 50             4,831,172.02                    0.95
55.01 to   60.00                                                 78             7,162,419.92                    1.40
60.01 to   65.00                                                140            14,989,565.85                    2.94
65.01 to   70.00                                                286            31,585,989.27                    6.19
70.01 to   75.00                                                365            46,672,145.48                    9.15
75.01 to   80.00                                                938           104,496,253.35                   20.49
80.01 to   85.00                                                494            60,914,831.65                   11.94
85.01 to   90.00                                                883           106,036,509.47                   20.79
90.01 to   95.00                                                416            47,130,627.61                    9.24
95.01 to  100.00                                              1,119            76,395,283.30                   14.98
------------------------------------------    ----------------------   ----------------------    --------------------
Total                                                         4,899          $510,060,520.67                 100.00%
                                              ======================   ======================    ====================

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Subject to Revision - Computational Materials Dated February 13, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS

                                                                                                     Percent of
                                                    Number of                Aggregate                Aggregate
Cut-Off Date Principal Balance ($)               Mortgage Loans          Principal Balance        Principal Balance
------------------------------------------    ----------------------   ----------------------    --------------------
      0.01 to  25,000.00                                        446            $8,565,695.39                   1.68%
 25,000.01 to  50,000.00                                      1,059            39,969,366.56                    7.84
 50,000.01 to  75,000.00                                        825            51,265,284.07                   10.05
 75,000.01 to 100,000.00                                        697            60,951,659.17                   11.95
100,000.01 to 125,000.00                                        514            57,649,205.48                   11.30
125,000.01 to 150,000.00                                        387            53,194,105.23                   10.43
150,000.01 to 175,000.00                                        228            36,967,762.92                    7.25
175,000.01 to 200,000.00                                        188            35,112,984.73                    6.88
200,000.01 to 225,000.00                                        127            26,905,364.77                    5.27
225,000.01 to 250,000.00                                         89            21,092,886.17                    4.14
250,000.01 to 275,000.00                                         72            18,943,746.32                    3.71
275,000.01 to 300,000.00                                         38            10,910,235.69                    2.14
300,000.01 to 325,000.00                                         64            19,924,233.95                    3.91
325,000.01 to 350,000.00                                         45            15,220,450.35                    2.98
350,000.01 to 375,000.00                                         23             8,303,227.19                    1.63
375,000.01 to 400,000.00                                         31            12,058,736.95                    2.36
400,000.01 to 425,000.00                                         11             4,518,596.24                    0.89
425,000.01 to 450,000.00                                         13             5,719,891.64                    1.12
450,000.01 to 475,000.00                                          6             2,812,911.01                    0.55
475,000.01 to 500,000.00                                         13             6,384,072.44                    1.25
500,000.01 to 525,000.00                                          2             1,018,730.85                    0.20
525,000.01 to 550,000.00                                          5             2,675,995.78                    0.52
550,000.01 to 575,000.00                                          4             2,254,348.41                    0.44
575,000.01 to 600,000.00                                          5             2,969,815.55                    0.58
600,000.01 to 625,000.00                                          1               622,986.95                    0.12
625,000.01 to 650,000.00                                          3             1,932,063.52                    0.38
675,000.01 to 700,000.00                                          2             1,371,359.73                    0.27
725,000.01 to 750,000.00                                          1               744,803.61                    0.15
------------------------------------------    ----------------------   ----------------------    --------------------
Total                                                         4,899          $510,060,520.67                 100.00%
                                              ======================   ======================    ====================


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Subject to Revision - Computational Materials Dated February 13, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS

                                                                                                     Percent of
                                                    Number of                Aggregate                Aggregate
Prepayment Penalty Period (Months)               Mortgage Loans          Principal Balance        Principal Balance
------------------------------------------    ----------------------   ----------------------    --------------------
No Prepayment Penalty                                         1,308          $109,703,682.58                  21.51%
6                                                                 3               262,239.34                    0.05
12                                                              295            43,469,721.99                    8.52
24                                                            1,074           128,898,636.73                   25.27
30                                                                1                49,541.75                    0.01
36                                                            1,682           174,400,476.82                   34.19
42                                                               13             2,053,678.50                    0.40
48                                                                7               974,766.06                    0.19
60                                                              516            50,247,776.90                    9.85
------------------------------------------    ----------------------   ----------------------    --------------------
Total                                                         4,899          $510,060,520.67                 100.00%
                                              ======================   ======================    ====================


                                                                                                      Percent of
                                                     Number of                Aggregate                Aggregate
Remaining Term to Maturity (Months)               Mortgage Loans          Principal Balance        Principal Balance
-------------------------------------------    ----------------------   -----------------------   --------------------
 13 to  24                                                         2               $123,010.64                  0.02%
 25 to  36                                                         2                152,079.50                   0.03
 37 to  48                                                        14              2,147,411.93                   0.42
 49 to  60                                                        47              5,126,549.85                   1.01
 61 to  72                                                         5                233,159.11                   0.05
 73 to  84                                                         6                304,547.17                   0.06
 85 to  96                                                         4                256,183.16                   0.05
 97 to 108                                                        66              7,727,115.86                   1.51
109 to 120                                                       189             23,782,920.62                   4.66
121 to 132                                                         4                184,465.27                   0.04
133 to 144                                                         5                234,115.54                   0.05
145 to 156                                                        29              1,345,749.97                   0.26
157 to 168                                                       202             14,868,029.30                   2.91
169 to 180                                                     1,485            102,826,579.02                  20.16
181 to 192                                                         1                 73,841.91                   0.01
205 to 216                                                         8                431,816.86                   0.08
217 to 228                                                        52              2,483,450.62                   0.49
229 to 240                                                       425             22,309,509.90                   4.37
241 to 252                                                         1                 78,918.06                   0.02
265 to 276                                                         1                 52,758.02                   0.01
277 to 288                                                         1                101,816.12                   0.02
289 to 300                                                         7              1,087,153.18                   0.21
301 to 312                                                         2                557,198.80                   0.11
313 to 324                                                         3                807,970.35                   0.16
325 to 336                                                        36              4,521,411.99                   0.89
337 to 348                                                       155             23,417,271.94                   4.59
349 to 360                                                     2,147            294,825,485.98                  57.80
-------------------------------------------    ----------------------   -----------------------   --------------------
Total                                                          4,899           $510,060,520.67                100.00%
                                               ======================   =======================   ====================

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Subject to Revision - Computational Materials Dated February 13, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS

                                                                                                     Percent of
                                                    Number of                Aggregate                Aggregate
Seasoning (Months)                               Mortgage Loans          Principal Balance        Principal Balance
------------------------------------------    ----------------------   ----------------------    --------------------
   1 to  12                                                   4,354          $458,030,210.49                  89.80%
  13 to  24                                                     427            41,947,118.49                    8.22
  25 to  36                                                      71             6,050,383.57                    1.19
  37 to  48                                                       9             1,095,459.07                    0.21
  49 to  60                                                      10               958,877.57                    0.19
  61 to  72                                                      15             1,189,418.48                    0.23
  73 to  84                                                      11               652,343.64                    0.13
  97 to 108                                                       1                57,791.30                    0.01
 109 to 120                                                       1                78,918.06                    0.02
------------------------------------------    ----------------------   ----------------------    --------------------
Total                                                         4,899          $510,060,520.67                 100.00%
                                              ======================   ======================    ====================



                                                                                                     Percent of
                                                    Number of                Aggregate                Aggregate
Credit Grade                                     Mortgage Loans          Principal Balance        Principal Balance
------------------------------------------    ----------------------   ----------------------    --------------------
A                                                             3,551          $360,428,901.78                  70.66%
B                                                             1,056           120,808,474.58                   23.69
C                                                               292            28,823,144.31                    5.65
------------------------------------------    ----------------------   ----------------------    --------------------
Total                                                         4,899          $510,060,520.67                 100.00%
                                              ======================   ======================    ====================



                                                                                                     Percent of
                                                    Number of                Aggregate                Aggregate
FICO Score                                       Mortgage Loans          Principal Balance        Principal Balance
------------------------------------------    ----------------------   ----------------------    --------------------
Not Available                                                     7              $392,175.03                   0.08%
451 to 475                                                       14             1,245,506.30                    0.24
476 to 500                                                       28             2,979,220.84                    0.58
501 to 525                                                       60             6,905,390.23                    1.35
526 to 550                                                      250            28,424,573.00                    5.57
551 to 575                                                      359            40,473,298.80                    7.93
576 to 600                                                      587            68,248,573.36                   13.38
601 to 625                                                      922            97,892,680.31                   19.19
626 to 650                                                    1,106           104,501,353.55                   20.49
651 to 675                                                      698            69,369,829.55                   13.60
676 to 700                                                      380            38,314,900.71                    7.51
701 to 725                                                      235            25,577,877.05                    5.01
726 to 750                                                      126            12,579,291.36                    2.47
751 to 775                                                       82             8,265,777.59                    1.62
776 to 800                                                       41             4,734,803.96                    0.93
801 to 825                                                        4               155,269.03                    0.03
------------------------------------------    ----------------------   ----------------------    --------------------
Total                                                         4,899          $510,060,520.67                 100.00%
                                              ======================   ======================    ====================

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Subject to Revision - Computational Materials Dated February 13, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS

                                                                                                     Percent of
                                                    Number of                Aggregate                Aggregate
Geographic Location                              Mortgage Loans          Principal Balance        Principal Balance
------------------------------------------    ----------------------   ----------------------    --------------------
California                                                      398           $49,352,224.87                   9.68%
New Jersey                                                      320            45,551,361.08                    8.93
Pennsylvania                                                    486            37,612,181.72                    7.37
New York                                                        236            35,842,707.36                    7.03
North Carolina                                                  328            32,806,182.36                    6.43
Massachusetts                                                   190            26,563,260.74                    5.21
Michigan                                                        244            24,259,051.88                    4.76
Illinois                                                        195            23,434,855.44                    4.59
Florida                                                         236            19,717,448.12                    3.87
Maryland                                                        174            19,707,102.71                    3.86
Ohio                                                            210            17,167,800.65                    3.37
Missouri                                                        181            14,787,423.91                    2.90
Connecticut                                                     123            14,303,060.08                    2.80
Virginia                                                         98            10,651,593.50                    2.09
Nevada                                                           77            10,435,305.07                    2.05
Rhode Island                                                     92             9,728,854.34                    1.91
Wisconsin                                                        86             9,590,220.75                    1.88
Kansas                                                          114             8,968,599.68                    1.76
Tennessee                                                       108             8,515,147.81                    1.67
South Dakota                                                    100             8,468,078.78                    1.66
Colorado                                                         88             8,014,092.98                    1.57
South Carolina                                                   72             7,662,348.44                    1.50
Indiana                                                          95             7,380,496.31                    1.45
Washington                                                       77             6,367,133.58                    1.25
Arizona                                                          69             6,214,158.39                    1.22
Kentucky                                                         70             5,900,347.20                    1.16
Minnesota                                                        41             5,509,511.56                    1.08
Delaware                                                         55             4,932,912.85                    0.97
Nebraska                                                         61             4,723,137.44                    0.93
Oregon                                                           47             3,812,981.14                    0.75
Iowa                                                             46             3,754,493.48                    0.74
Montana                                                          22             3,640,335.54                    0.71
Utah                                                             34             3,480,063.06                    0.68
Oklahoma                                                         23             1,994,637.84                    0.39
Idaho                                                            21             1,781,199.14                    0.35
New Mexico                                                       19             1,762,085.96                    0.35
New Hampshire                                                    18             1,693,154.88                    0.33
Maine                                                            16             1,522,898.79                    0.30
Texas                                                            12             1,284,164.13                    0.25
North Dakota                                                     12               829,831.21                    0.16
Vermont                                                           3               185,559.21                    0.04
Wyoming                                                           2               152,516.69                    0.03
------------------------------------------    ----------------------   ----------------------    --------------------
Total                                                         4,899          $510,060,520.67                 100.00%
                                              ======================   ======================    ====================

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Subject to Revision - Computational Materials Dated February 13, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS

# of Mortgage Loans:                                3,479
Aggregate Outstanding Prin. Bal.          $318,262,450.63
Aggregate Original Prin. Bal.             $320,454,768.78

                                                  Minimum                    Maximum                            Average
                                                  -------                    -------                            -------
Outstanding Prin. Bal.                         $10,002.92                $744,803.61                         $91,481.01
Original Prin. Bal.                            $10,150.00                $750,000.00                         $92,111.17

                                                  Minimum                    Maximum                   Weighted Average
                                                  -------                    -------                   ----------------
Original LTV Ratio                                  4.37%                    100.00%                             70.86%
Original CLTV Ratio                                10.00%                    100.00%                             82.83%
Mortgage Rate                                      6.000%                    15.990%                             8.918%
Original Term (Months)                                 60                        360                                252
Remaining Term (Months)                                14                        358                                244
Seasoning (Months)                                      2                        109                                  7
Credit Score                                          466                        813                                639

                                                Earliest                     Latest
                                                --------                     ------
Origination Date                                 01/30/94                   12/02/02
Maturity Date                                    04/15/04                   12/01/32

--------------------------------------------------------------------------------

                                         % of Aggregate                                               % of Aggregate
Product Type                           Principal Balance     Geographic Concentration (> 5%)         Principal Balance
Fully Amortizing Fixed Rate Loan                    61.35    New Jersey                                           11.55
Fixed Rate Balloon Loan                             38.65    New York                                             10.79
Total:                                                100    Pennsylvania                                          8.96
                                                             California                                            8.60
                                         % of Aggregate      Massachusetts                                         5.84
Lien Position                          Principal Balance     North Carolina                                        5.05
First                                               83.01    States with < 5% Concentration                       49.22
                                                                         -
Second                                              16.99    Total                                                  100
Total:                                                100
                                                                                                      % of Aggregate
                                         % of Aggregate      Property Type                           Principal Balance
Loan Purpose                           Principal Balance     Residential                                          86.75
Cashout                                             67.71    Mixed Use(1)                                         13.25
Purchase                                            20.14    Total:                                                 100
Refinance (Rate/Term)                               12.05
Unknown                                              0.10                                             % of Aggregate
Total:                                                100    Prepayment Penalty Status               Principal Balance
                                                             Loans with Prepayment Penalty                        75.70
                                         % of Aggregate      Loans without Prepayment Penalty                     24.30
Occupancy Status                       Principal Balance     Total:                                                 100
Owner Occupied                                      84.16
Non-Owner Occupied                                  15.84                                             % of Aggregate
Total:                                                100    Year of Origination                     Principal Balance
                                                             1994                                                  0.04
                                         % of Aggregate      1996                                                  0.20
Documentation Type                     Principal Balance     1997                                                  0.37
Full Doc                                            83.88    1998                                                  0.30
SI                                                  11.68    1999                                                  0.34
AIV                                                  2.40    2000                                                  0.90
Lite Doc                                             2.03    2001                                                  8.70
Total:                                                100    2002                                                 89.13
                                                             Total:                                                 100

(1) Mixed-Use is comprised of multi-family properties and true mixed-use properties. Multi-family properties and true mixed-use properties represent approximately 6.75% and 6.49% of the Aggregate Principal Balance, respectively.

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Subject to Revision - Computational Materials Dated February 13, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS

                                                                                                      Percent of
                                                Number of Group I        Aggregate Group I         Aggregate Group I
Mortgage Rate (%)                                Mortgage Loans          Principal Balance         Principal Balance
------------------------------------------    ----------------------   -----------------------   ----------------------
 5.501 to  6.000                                                  1                $66,683.31                    0.02%
 6.001 to  6.500                                                 11              1,882,720.52                     0.59
 6.501 to  7.000                                                 88             12,233,622.78                     3.84
 7.001 to  7.500                                                216             32,010,121.27                    10.06
 7.501 to  8.000                                                467             67,002,206.81                    21.05
 8.001 to  8.500                                                371             43,617,691.97                    13.70
 8.501 to  9.000                                                441             51,080,712.93                    16.05
 9.001 to  9.500                                                298             27,153,624.55                     8.53
 9.501 to 10.000                                                379             27,072,845.92                     8.51
10.001 to 10.500                                                231             13,617,646.38                     4.28
10.501 to 11.000                                                351             17,518,998.65                     5.50
11.001 to 11.500                                                173              7,751,504.06                     2.44
11.501 to 12.000                                                130              5,507,421.87                     1.73
12.001 to 12.500                                                 95              3,716,905.10                     1.17
12.501 to 13.000                                                107              3,701,664.76                     1.16
13.001 to 13.500                                                 44              1,579,445.46                     0.50
13.501 to 14.000                                                 58              2,222,042.54                     0.70
14.001 to 14.500                                                 10                294,954.53                     0.09
14.501 to 15.000                                                  6                163,683.91                     0.05
15.001 to 15.500                                                  1                 51,908.85                     0.02
15.501 to 16.000                                                  1                 16,044.46                     0.01
------------------------------------------    ----------------------   -----------------------   ----------------------
Total                                                         3,479           $318,262,450.63                  100.00%
                                              ======================   =======================   ======================


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--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated February 13, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS


                                                                                                      Percent of
                                                Number of Group I        Aggregate Group I         Aggregate Group I
Original Loan-To-Value Ratio (%)                 Mortgage Loans          Principal Balance         Principal Balance
------------------------------------------    ----------------------   -----------------------   ----------------------
 0.01 to    5.00                                                  3                $54,456.76                    0.02%
 5.01 to   10.00                                                123              3,139,550.21                     0.99
10.01 to   15.00                                                212              7,327,698.55                     2.30
15.01 to   20.00                                                698             26,070,210.17                     8.19
20.01 to   25.00                                                162              7,291,204.86                     2.29
25.01 to   30.00                                                109              5,644,901.56                     1.77
30.01 to   35.00                                                 55              3,342,214.86                     1.05
35.01 to   40.00                                                 38              2,518,886.43                     0.79
40.01 to   45.00                                                 25              1,837,393.21                     0.58
45.01 to   50.00                                                 38              3,099,033.80                     0.97
50.01 to   55.00                                                 43              3,643,851.86                     1.14
55.01 to   60.00                                                 55              5,705,795.82                     1.79
60.01 to   65.00                                                101             10,972,644.50                     3.45
65.01 to   70.00                                                192             23,138,433.03                     7.27
70.01 to   75.00                                                228             32,978,169.76                    10.36
75.01 to   80.00                                                423             48,857,125.64                    15.35
80.01 to   85.00                                                209             29,598,724.27                     9.30
85.01 to   90.00                                                381             47,745,015.24                    15.00
90.01 to   95.00                                                171             25,265,788.03                     7.94
95.01 to  100.00                                                213             30,031,352.07                     9.44
------------------------------------------    ----------------------   -----------------------   ----------------------
Total                                                         3,479           $318,262,450.63                  100.00%
                                              ======================   =======================   ======================


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Subject to Revision - Computational Materials Dated February 13, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS

                                                                                                      Percent of
                                                Number of Group I        Aggregate Group I         Aggregate Group I
Original CLTV Ratio (%)                           Mortgage Loans         Principal Balance         Principal Balance
------------------------------------------    -----------------------  -----------------------   ----------------------
 5.01 to   10.00                                                   1               $80,714.89                    0.03%
10.01 to   15.00                                                   3               122,184.01                     0.04
15.01 to   20.00                                                   4               140,100.77                     0.04
20.01 to   25.00                                                   9               626,945.50                     0.20
25.01 to   30.00                                                   7               504,665.59                     0.16
30.01 to   35.00                                                  13               857,807.72                     0.27
35.01 to   40.00                                                  18             1,293,130.35                     0.41
40.01 to   45.00                                                  15             1,065,356.93                     0.33
45.01 to   50.00                                                  38             3,138,506.21                     0.99
50.01 to   55.00                                                  42             3,508,528.24                     1.10
55.01 to   60.00                                                  63             6,062,377.83                     1.90
60.01 to   65.00                                                 110            11,453,122.38                     3.60
65.01 to   70.00                                                 221            24,351,410.60                     7.65
70.01 to   75.00                                                 273            35,053,321.93                    11.01
75.01 to   80.00                                                 536            53,524,514.63                    16.82
80.01 to   85.00                                                 298            33,378,514.37                    10.49
85.01 to   90.00                                                 510            52,630,510.51                    16.54
90.01 to   95.00                                                 315            31,056,043.14                     9.76
95.01 to  100.00                                               1,003            59,414,695.03                    18.67
------------------------------------------    -----------------------  -----------------------   ----------------------
Total                                                          3,479          $318,262,450.63                  100.00%
                                              =======================  =======================   ======================


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Subject to Revision - Computational Materials Dated February 13, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS

                                                                                                      Percent of
                                                Number of Group I        Aggregate Group I         Aggregate Group I
Cut-Off Date Principal Balance ($)               Mortgage Loans          Principal Balance         Principal Balance
------------------------------------------    ----------------------   -----------------------   ----------------------
      0.01 to     25,000.00                                     433             $8,299,607.62                    2.61%
 25,000.01 to     50,000.00                                     941             35,174,772.78                    11.05
 50,000.01 to     75,000.00                                     603             37,227,329.04                    11.70
 75,000.01 to    100,000.00                                     424             37,056,952.84                    11.64
100,000.01 to    125,000.00                                     304             34,185,617.83                    10.74
125,000.01 to    150,000.00                                     214             29,433,529.53                     9.25
150,000.01 to    175,000.00                                     143             23,173,454.46                     7.28
175,000.01 to    200,000.00                                     109             20,339,658.22                     6.39
200,000.01 to    225,000.00                                      70             14,907,905.86                     4.68
225,000.01 to    250,000.00                                      46             10,928,091.02                     3.43
250,000.01 to    275,000.00                                      40             10,575,487.92                     3.32
275,000.01 to    300,000.00                                      23              6,587,588.40                     2.07
300,000.01 to    325,000.00                                      35             10,895,117.11                     3.42
325,000.01 to    350,000.00                                      25              8,484,789.86                     2.67
350,000.01 to    375,000.00                                      15              5,432,366.12                     1.71
375,000.01 to    400,000.00                                      16              6,203,628.30                     1.95
400,000.01 to    425,000.00                                       6              2,459,424.26                     0.77
425,000.01 to    450,000.00                                       5              2,191,790.69                     0.69
450,000.01 to    475,000.00                                       3              1,412,035.08                     0.44
475,000.01 to    500,000.00                                      10              4,916,618.73                     1.54
525,000.01 to    550,000.00                                       4              2,138,210.73                     0.67
550,000.01 to    575,000.00                                       2              1,127,757.03                     0.35
575,000.01 to    600,000.00                                       4              2,371,566.91                     0.75
600,000.01 to    625,000.00                                       1                622,986.95                     0.20
675,000.01 to    700,000.00                                       2              1,371,359.73                     0.43
725,000.01 to    750,000.00                                       1                744,803.61                     0.23
------------------------------------------    ----------------------   -----------------------   ----------------------
Total                                                         3,479           $318,262,450.63                  100.00%
                                              ======================   =======================   ======================



                                                                                                      Percent of
                                                Number of Group I        Aggregate Group I         Aggregate Group I
Prepayment Penalty Period (Months)               Mortgage Loans          Principal Balance         Principal Balance
------------------------------------------    ----------------------   -----------------------   ----------------------
No Prepayment Penalty                                         1,054            $77,347,606.38                   24.30%
6                                                                 2                 60,616.52                     0.02
12                                                              237             34,843,128.78                    10.95
24                                                              240             14,951,855.76                     4.70
30                                                                1                 49,541.75                     0.02
36                                                            1,418            139,514,809.29                    43.84
42                                                               13              2,053,678.50                     0.65
48                                                                6                637,336.01                     0.20
60                                                              508             48,803,877.64                    15.33
------------------------------------------    ----------------------   -----------------------   ----------------------
Total                                                         3,479           $318,262,450.63                  100.00%
                                              ======================   =======================   ======================

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--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated February 13, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS

                                                                                                       Percent of
                                                Number of Group I         Aggregate Group I         Aggregate Group I
Remaining Term to Maturity (Months)               Mortgage Loans          Principal Balance         Principal Balance
-------------------------------------------   -----------------------   -----------------------   ----------------------
 13 to  24                                                         2               $123,010.64                    0.04%
 25 to  36                                                         2                152,079.50                     0.05
 37 to  48                                                        14              2,147,411.93                     0.67
 49 to  60                                                        47              5,126,549.85                     1.61
 61 to  72                                                         5                233,159.11                     0.07
 73 to  84                                                         6                304,547.17                     0.10
 85 to 96                                                          4                256,183.16                     0.08
 97 to 108                                                        66              7,727,115.86                     2.43
109 to 120                                                       189             23,782,920.62                     7.47
121 to 132                                                         4                184,465.27                     0.06
133 to 144                                                         5                234,115.54                     0.07
145 to 156                                                        29              1,345,749.97                     0.42
157 to 168                                                       202             14,868,029.30                     4.67
169 to 180                                                     1,484            102,780,249.50                    32.29
181 to 192                                                         1                 73,841.91                     0.02
205 to 216                                                         8                431,816.86                     0.14
217 to 228                                                        52              2,483,450.62                     0.78
229 to 240                                                       424             22,265,784.33                     7.00
241 to 252                                                         1                 78,918.06                     0.02
265 to 276                                                         1                 52,758.02                     0.02
277 to 288                                                         1                101,816.12                     0.03
289 to 300                                                         7              1,087,153.18                     0.34
301 to 312                                                         2                557,198.80                     0.18
313 to 324                                                         3                807,970.35                     0.25
325 to 336                                                        10                929,027.04                     0.29
337 to 348                                                        49              8,750,722.71                     2.75
349 to 360                                                       861            121,376,405.21                    38.14
-------------------------------------------   -----------------------   -----------------------   ----------------------
Total                                                          3,479           $318,262,450.63                  100.00%
                                              =======================   =======================   ======================


                                                                                                      Percent of
                                                Number of Group I        Aggregate Group I         Aggregate Group I
Seasoning (Months)                               Mortgage Loans          Principal Balance         Principal Balance
------------------------------------------    ----------------------   -----------------------   ----------------------
   1 to   12                                                  3,052           $282,005,668.98                   88.61%
  13 to   24                                                    332             29,352,007.72                     9.22
  25 to   36                                                     48              2,871,965.81                     0.90
  37 to   48                                                      9              1,095,459.07                     0.34
  49 to   60                                                     10                958,877.57                     0.30
  61 to   72                                                     15              1,189,418.48                     0.37
  73 to   84                                                     11                652,343.64                     0.20
  97 to  108                                                      1                 57,791.30                     0.02
 109 to  120                                                      1                 78,918.06                     0.02
------------------------------------------    ----------------------   -----------------------   ----------------------
Total                                                         3,479           $318,262,450.63                  100.00%
                                              ======================   =======================   ======================

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated February 13, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS

                                                                                                      Percent of
                                                Number of Group I        Aggregate Group I         Aggregate Group I
Credit Grade                                     Mortgage Loans          Principal Balance         Principal Balance
------------------------------------------    ----------------------   -----------------------   ----------------------
A                                                             2,765           $248,248,336.13                   78.00%
B                                                               588             60,936,886.47                    19.15
C                                                               126              9,077,228.03                     2.85
------------------------------------------    ----------------------   -----------------------   ----------------------
Total                                                         3,479           $318,262,450.63                  100.00%
                                              ======================   =======================   ======================



                                                                                                      Percent of
                                                Number of Group I        Aggregate Group I         Aggregate Group I
FICO Score                                       Mortgage Loans          Principal Balance         Principal Balance
------------------------------------------    ----------------------   -----------------------   ----------------------
Not Available                                                     6               $330,190.90                    0.10%
451 to 475                                                        3                423,431.99                     0.13
476 to 500                                                        7                684,931.10                     0.22
501 to 525                                                       36              3,657,404.28                     1.15
526 to 550                                                      117             11,058,235.00                     3.47
551 to 575                                                      200             20,446,924.82                     6.42
576 to 600                                                      344             35,081,902.57                    11.02
601 to 625                                                      623             57,154,183.91                    17.96
626 to 650                                                      842             67,817,738.23                    21.31
651 to 675                                                      562             50,053,778.51                    15.73
676 to 700                                                      320             29,665,908.07                     9.32
701 to 725                                                      192             19,270,106.13                     6.05
726 to 750                                                      116             11,638,441.53                     3.66
751 to 775                                                       73              7,225,825.66                     2.27
776 to 800                                                       35              3,641,311.60                     1.14
801 to 825                                                        3                112,136.33                     0.04
------------------------------------------    ----------------------   -----------------------   ----------------------
Total                                                         3,479           $318,262,450.63                  100.00%
                                              ======================   =======================   ======================


--------------------------------------------------------------------------------
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Subject to Revision - Computational Materials Dated February 13, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS

                                                                                                      Percent of
                                                Number of Group I        Aggregate Group I         Aggregate Group I
Geographic Location                              Mortgage Loans          Principal Balance         Principal Balance
------------------------------------------    ----------------------   -----------------------   ----------------------
New Jersey                                                      273            $36,750,428.19                   11.55%
New York                                                        228             34,327,092.17                    10.79
Pennsylvania                                                    397             28,508,457.92                     8.96
California                                                      293             27,360,007.67                     8.60
Massachusetts                                                   152             18,583,910.21                     5.84
North Carolina                                                  199             16,081,438.24                     5.05
Maryland                                                        146             14,875,371.47                     4.67
Florida                                                         196             13,722,664.81                     4.31
Connecticut                                                     101             10,521,235.31                     3.31
Illinois                                                         95              9,621,410.02                     3.02
Ohio                                                            134              9,612,557.52                     3.02
Virginia                                                         88              9,403,435.47                     2.95
Missouri                                                        124              8,827,363.47                     2.77
Rhode Island                                                     82              8,381,730.09                     2.63
Michigan                                                         89              6,056,956.86                     1.90
Washington                                                       67              4,990,996.46                     1.57
Kansas                                                           77              4,789,932.41                     1.51
Indiana                                                          65              4,373,677.56                     1.37
Delaware                                                         48              4,201,219.82                     1.32
Tennessee                                                        68              4,103,571.21                     1.29
Kentucky                                                         48              3,957,310.68                     1.24
Colorado                                                         68              3,942,098.10                     1.24
South Carolina                                                   46              3,860,723.58                     1.21
Nevada                                                           41              3,132,195.28                     0.98
South Dakota                                                     43              3,097,109.70                     0.97
Nebraska                                                         37              2,769,230.31                     0.87
Minnesota                                                        19              2,672,368.74                     0.84
Oregon                                                           39              2,516,137.04                     0.79
Arizona                                                          43              2,503,432.65                     0.79
Montana                                                          10              1,914,448.85                     0.60
Utah                                                             24              1,910,500.67                     0.60
Iowa                                                             26              1,891,815.24                     0.59
Wisconsin                                                        24              1,706,015.30                     0.54
New Mexico                                                       18              1,697,920.87                     0.53
Maine                                                            14              1,360,617.59                     0.43
New Hampshire                                                    15              1,251,811.12                     0.39
Idaho                                                            15              1,082,765.76                     0.34
Oklahoma                                                         15              1,081,852.07                     0.34
Texas                                                             4                477,386.85                     0.15
Vermont                                                           3                185,559.21                     0.06
North Dakota                                                      4                123,748.15                     0.04
Wyoming                                                           1                 33,945.99                     0.01
------------------------------------------    ----------------------   -----------------------   ----------------------
Total                                                         3,479           $318,262,450.63                  100.00%
                                              ======================   =======================   ======================

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Subject to Revision - Computational Materials Dated February 13, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS


# of Mortgage Loans:                                1,420
Aggregate Outstanding Prin. Bal.          $191,798,070.04
Aggregate Original Prin. Bal.             $192,393,483.00

                                                  Minimum                    Maximum                            Average
                                                  -------                    -------                            -------
Outstanding Prin. Bal.                         $11,579.83                $648,417.88                        $135,069.06
Original Prin. Bal.                            $11,600.00                $650,000.00                        $135,488.37

                                                  Minimum                    Maximum                   Weighted Average
                                                  -------                    -------                   ----------------
Original LTV Ratio                                 14.55%                    100.00%                             84.04%
Mortgage Rate                                      6.240%                    11.990%                             8.291%
Original Term (Months)                                180                        360                                360
Remaining Term (Months)                               174                        358                                354
Seasoning (Months)                                      2                         30                                  6
Credit Score                                          454                        804                                612

                                                 Earliest                    Latest
                                                 --------                    ------
Origination Date                                 07/25/00                   12/03/02
Maturity Date                                    08/01/17                   12/02/32

--------------------------------------------------------------------------------

                                         % of Aggregate                                               % of Aggregate
Product Type                           Principal Balance     Geographic Concentration (> 5%)         Principal Balance
Fully Amortizing Adjustable Rate Loans             100.00    California                                           11.47
Total:                                                100    Michigan                                              9.49
                                                             North Carolina                                        8.72
                                         % of Aggregate      Illinois                                              7.20
Lien Position                          Principal Balance     States with < 5% Concentration                       63.12
                                                                         -
First                                              100.00    Total                                                  100
Total:                                                100
                                                                                                      % of Aggregate
                                         % of Aggregate      Property Type                           Principal Balance
Loan Purpose                           Principal Balance     Residential                                         100.00
Cashout                                             61.33    Total:                                                 100
Purchase                                            25.92
Refinance (Rate/Term)                               12.54                                             % of Aggregate
Unknown                                              0.21    Prepayment Penalty Status               Principal Balance
Total:                                                100    Loans with Prepayment Penalty                        83.13
                                                             Loans without Prepayment Penalty                     16.87
                                         % of Aggregate      Total:                                                 100
Occupancy Status                       Principal Balance
Owner Occupied                                      96.72                                             % of Aggregate
Non-Owner Occupied                                   3.28    Year of Origination                     Principal Balance
Total:                                                100    2000                                                  1.21
                                                             2001                                                  7.07
                                         % of Aggregate      2002                                                 91.72
Documentation Type                     Principal Balance     Total:                                                 100
Full Doc                                            78.00
SI                                                  12.39
AIV                                                  6.62
Lite Doc                                             2.99
Total:                                                100


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Subject to Revision - Computational Materials Dated February 13, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

ARM Loan Characteristics

ARM Loan Type
   2/28                                            95.39%
   3/27                                             4.56%
   Other                                            0.05%
Index Type
   6 Mth. LIBOR                                   100.00%

                                                  Minimum                    Maximum                   Weighted Average
                                                  -------                    -------                   ----------------
Margin                                             2.750%                    12.100%                             6.647%
Maximum Mortgage Rate                             12.240%                    18.800%                            14.515%
Minimum Mortgage Rate                              5.950%                    11.990%                             8.286%
Initial Rate Cap                                   1.000%                     7.000%                             2.936%
Periodic Rate Cap                                  1.000%                     2.000%                             1.265%
Months to Next Adjustment                               1                         34                                 19


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Subject to Revision - Computational Materials Dated February 13, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                            GROUP II-A MORTGAGE LOANS

# of Mortgage Loans:                                       776
Aggregate Outstanding Prin. Bal.                $91,784,755.49
Aggregate Original Prin. Bal.                   $92,043,556.00

                                                       Minimum                      Maximum                             Average
                                                       -------                      -------                             -------
Outstanding Prin. Bal.                              $11,579.83                  $350,653.33                         $118,279.32
Original Prin. Bal.                                 $11,600.00                  $351,000.00                         $118,612.83

                                                       Minimum                      Maximum                    Weighted Average
                                                       -------                      -------                    ----------------
Original LTV Ratio                                     14.545%                     100.000%                             84.044%
Mortgage Rate                                           6.240%                      11.990%                              8.291%
Original Term (Months)                                     360                          360                                 360
Remaining Term (Months)                                    330                          358                                 355
Seasoning (Months)                                           2                           30                                   5
Credit Score                                               454                          804                                 612

                                                      Earliest                       Latest
                                                      --------                       ------
Origination Date                                      08/22/00                     12/03/02
Maturity Date                                         08/24/30                     12/01/32

--------------------------------------------------------------------------------

                                            % of Aggregate                                                  % of Aggregate
Product Type                              Principal Balance          Geographic Concentration (> 5%)       Principal Balance
Fully Amortizing Adjustable Rate Loans                  100.00       North Carolina                                       10.49
Total:                                                     100       Michigan                                             10.33
                                                                     California                                            8.70
                                            % of Aggregate           Illinois                                              8.23
Lien Position                             Principal Balance          Pennsylvania                                          5.36
                                                                      hio
First                                                   100.00       O                                                     5.17
Total:                                                     100       New Jersey                                            5.06
                                                                     States with < 5% Concentration                       46.67
                                                                                 -
                                            % of Aggregate           Total                                                  100
Loan Purpose                              Principal Balance
Cash-out                                                 59.54                                              % of Aggregate
Purchase                                                 26.43       Property Type                         Principal Balance
Refinance (Rate/Term)                                    13.95       Residential                                         100.00
Unknown                                                   0.07       Total:                                                 100
Total:                                                     100
                                                                                                            % of Aggregate
                                            % of Aggregate           Prepayment Penalty Status             Principal Balance
Occupancy Status                          Principal Balance          Loans with Prepayment Penalty                        80.66
Owner Occupied                                           95.75       Loans without Prepayment Penalty                     19.34
Non-Owner Occupied                                        4.25       Total:                                                 100
Total:                                                     100
                                                                                                            % of Aggregate
                                            % of Aggregate           Year of Origination                   Principal Balance
Documentation Type                        Principal Balance          2000                                                  1.12
Full Doc                                                 82.08       2001                                                  7.09
SI                                                       10.93       2002                                                 91.79
AIV                                                       4.84       Total:                                                 100
Lite Doc                                                  2.15
Total:                                                     100


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Subject to Revision - Computational Materials Dated February 13, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                            GROUP II-A MORTGAGE LOANS

ARM Loan Characteristics

ARM Loan Type
   2/28                                                 97.69%
   3/27                                                  2.31%
Index Type
   6 Mth. LIBOR                                        100.00%

                                                       Minimum                      Maximum                    Weighted Average
                                                       -------                      -------                    ----------------
Margin                                                  2.750%                      12.100%                              6.581%
Maximum Mortgage Rate                                  12.240%                      18.800%                             14.492%
Minimum Mortgage Rate                                   6.000%                      11.990%                              8.289%
Initial Rate Cap                                        1.000%                       4.000%                              2.953%
Periodic Rate Cap                                       1.000%                       2.000%                              1.290%
Months to Next Adjustment                                    1                           34                                  19


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Subject to Revision - Computational Materials Dated February 13, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                            GROUP II-A MORTGAGE LOANS

                                                                                                                Percent of
                                                Number of Group II-A         Aggregate Group II-A          Aggregate Group II-A
Mortgage Rate (%)                                  Mortgage Loans              Principal Balance            Principal Balance
------------------------------------------    -------------------------    --------------------------    -------------------------
 6.001 to  6.500                                                     6                 $1,001,759.51                        1.09%
 6.501 to  7.000                                                    66                  8,327,397.21                         9.07
 7.001 to  7.500                                                   119                 15,532,808.07                        16.92
 7.501 to  8.000                                                   178                 25,122,267.38                        27.37
 8.001 to  8.500                                                   103                 12,262,368.18                        13.36
 8.501 to  9.000                                                    88                 10,235,616.30                        11.15
 9.001 to  9.500                                                    70                  7,205,682.44                         7.85
 9.501 to 10.000                                                    70                  6,233,729.83                         6.79
10.001 to 10.500                                                    39                  3,183,339.23                         3.47
10.501 to 11.000                                                    19                  1,500,304.51                         1.63
11.001 to 11.500                                                    12                    766,621.87                         0.84
11.501 to 12.000                                                     6                    412,860.96                         0.45
------------------------------------------    -------------------------    --------------------------    -------------------------
Total                                                              776                $91,784,755.49                      100.00%
                                              =========================    ==========================    =========================



                                                                                                                Percent of
                                                Number of Group II-A         Aggregate Group II-A          Aggregate Group II-A
Original Loan-To-Value Ratio (%)                   Mortgage Loans              Principal Balance            Principal Balance
------------------------------------------    -------------------------    --------------------------    -------------------------
10.01 to   15.00                                                     1                    $39,888.83                        0.04%
25.01 to   30.00                                                     1                     24,985.58                         0.03
30.01 to   35.00                                                     5                    261,870.17                         0.29
35.01 to   40.00                                                     3                    225,574.05                         0.25
40.01 to   45.00                                                     2                    256,845.21                         0.28
45.01 to   50.00                                                     7                    807,934.69                         0.88
50.01 to   55.00                                                     6                    672,996.14                         0.73
55.01 to   60.00                                                    12                    927,757.54                         1.01
60.01 to   65.00                                                    20                  1,822,963.36                         1.99
65.01 to   70.00                                                    41                  3,857,887.77                         4.20
70.01 to   75.00                                                    61                  6,091,623.35                         6.64
75.01 to   80.00                                                   197                 21,654,500.53                        23.59
80.01 to   85.00                                                    74                  9,085,351.13                         9.90
85.01 to   90.00                                                   219                 27,873,242.42                        30.37
90.01 to   95.00                                                    66                  9,292,425.37                        10.12
95.01 to  100.00                                                    61                  8,888,909.35                         9.68
------------------------------------------    -------------------------    --------------------------    -------------------------
Total                                                              776                $91,784,755.49                      100.00%
                                              =========================    ==========================    =========================


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Subject to Revision - Computational Materials Dated February 13, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                            GROUP II-A MORTGAGE LOANS

                                                                                                                Percent of
                                                Number of Group II-A         Aggregate Group II-A          Aggregate Group II-A
Cut-Off Date Principal Balance ($)                 Mortgage Loans              Principal Balance            Principal Balance
------------------------------------------    -------------------------    --------------------------    -------------------------
      0.01 to  25,000.00                                            10                   $207,106.06                        0.23%
 25,000.01 to  50,000.00                                            74                  2,940,131.84                         3.20
 50,000.01 to  75,000.00                                           128                  8,093,767.61                         8.82
 75,000.01 to 100,000.00                                           149                 13,128,561.80                        14.30
100,000.01 to 125,000.00                                           126                 14,039,264.82                        15.30
125,000.01 to 150,000.00                                           106                 14,540,431.37                        15.84
150,000.01 to 175,000.00                                            50                  8,124,832.95                         8.85
175,000.01 to 200,000.00                                            42                  7,805,804.64                         8.50
200,000.01 to 225,000.00                                            29                  6,115,477.68                         6.66
225,000.01 to 250,000.00                                            21                  4,983,726.29                         5.43
250,000.01 to 275,000.00                                            16                  4,218,890.08                         4.60
275,000.01 to 300,000.00                                            10                  2,890,676.90                         3.15
300,000.01 to 325,000.00                                            14                  4,345,430.12                         4.73
350,000.01 to 375,000.00                                             1                    350,653.33                         0.38
------------------------------------------    -------------------------    --------------------------    -------------------------
Total                                                              776                $91,784,755.49                      100.00%
                                              =========================    ==========================    =========================



                                                                                                                Percent of
                                                Number of Group II-A         Aggregate Group II-A          Aggregate Group II-A
Prepayment Penalty Period (Months)                 Mortgage Loans             Principal Balance             Principal Balance
------------------------------------------    -------------------------   ---------------------------    -------------------------
No Prepayment Penalty                                              165                $17,753,331.98                       19.34%
12                                                                  33                  4,599,357.15                         5.01
24                                                                 447                 53,916,692.47                        58.74
36                                                                 127                 15,011,616.89                        16.36
60                                                                   4                    503,757.00                         0.55
------------------------------------------    -------------------------   ---------------------------    -------------------------
Total                                                              776                $91,784,755.49                      100.00%
                                              =========================   ===========================    =========================



                                                                                                                Percent of
                                                Number of Group II-A          Aggregate Group II-A         Aggregate Group II-A
Remaining Term to Maturity (Months)                Mortgage Loans              Principal Balance             Principal Balance
-------------------------------------------   --------------------------   ---------------------------    ------------------------
325 to 336                                                           14                 $1,147,887.58                       1.25%
337 to 348                                                           73                  7,557,536.91                        8.23
349 to 360                                                          689                 83,079,331.00                       90.52
-------------------------------------------   --------------------------   ---------------------------    ------------------------
Total                                                               776                $91,784,755.49                     100.00%
                                              ==========================   ===========================    ========================


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Subject to Revision - Computational Materials Dated February 13, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                            GROUP II-A MORTGAGE LOANS

                                                                                                                Percent of
                                                Number of Group II-A         Aggregate Group II-A          Aggregate Group II-A
Seasoning (Months)                                 Mortgage Loans              Principal Balance            Principal Balance
------------------------------------------    -------------------------    --------------------------    -------------------------
 1 to 12                                                           697                $84,253,261.04                       91.79%
13 to 24                                                            66                  6,424,767.87                         7.00
25 to 36                                                            13                  1,106,726.58                         1.21
------------------------------------------    -------------------------    --------------------------    -------------------------
Total                                                              776                $91,784,755.49                      100.00%
                                              =========================    ==========================    =========================


                                                                                                                Percent of
                                                Number of Group II-A         Aggregate Group II-A          Aggregate Group II-A
Credit Grade                                       Mortgage Loans              Principal Balance            Principal Balance
------------------------------------------    -------------------------    --------------------------    -------------------------
A                                                                  401                $51,853,806.32                       56.50%
B                                                                  244                 27,185,360.16                        29.62
C                                                                  131                 12,745,589.01                        13.89
------------------------------------------    -------------------------    --------------------------    -------------------------
Total                                                              776                $91,784,755.49                      100.00%
                                              =========================    ==========================    =========================



                                                                                                                Percent of
                                                Number of Group II-A         Aggregate Group II-A          Aggregate Group II-A
FICO Score                                         Mortgage Loans              Principal Balance            Principal Balance
------------------------------------------    -------------------------    --------------------------    -------------------------
Not Available                                                        1                    $61,984.13                        0.07%
451 to 475                                                          11                    822,074.31                         0.90
476 to 500                                                          16                  1,556,309.50                         1.70
501 to 525                                                          16                  1,757,291.20                         1.91
526 to 550                                                          82                  8,798,247.04                         9.59
551 to 575                                                          95                 10,197,415.64                        11.11
576 to 600                                                         131                 15,405,579.72                        16.78
601 to 625                                                         122                 14,691,525.99                        16.01
626 to 650                                                         152                 19,673,121.78                        21.43
651 to 675                                                          72                  8,785,952.93                         9.57
676 to 700                                                          34                  4,668,709.76                         5.09
701 to 725                                                          24                  3,145,411.91                         3.43
726 to 750                                                           7                    654,133.40                         0.71
751 to 775                                                           8                    981,036.21                         1.07
776 to 800                                                           4                    542,829.27                         0.59
801 to 825                                                           1                     43,132.70                         0.05
------------------------------------------    -------------------------    --------------------------    -------------------------
Total                                                              776                $91,784,755.49                      100.00%
                                              =========================    ==========================    =========================


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Subject to Revision - Computational Materials Dated February 13, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                            GROUP II-A MORTGAGE LOANS

                                                                                                                Percent of
                                                Number of Group II-A         Aggregate Group II-A          Aggregate Group II-A
Geographic Location                                Mortgage Loans              Principal Balance            Principal Balance
------------------------------------------    -------------------------    --------------------------    -------------------------
North Carolina                                                      86                 $9,629,177.71                       10.49%
Michigan                                                            80                  9,477,508.50                        10.33
California                                                          46                  7,981,688.51                         8.70
Illinois                                                            55                  7,551,785.68                         8.23
Pennsylvania                                                        57                  4,918,849.14                         5.36
Ohio                                                                50                  4,745,731.19                         5.17
New Jersey                                                          30                  4,639,955.42                         5.06
Nevada                                                              23                  3,667,634.32                         4.00
Wisconsin                                                           29                  3,050,618.50                         3.32
South Dakota                                                        34                  2,938,807.66                         3.20
Massachusetts                                                       13                  2,622,699.11                         2.86
Maryland                                                            18                  2,474,322.02                         2.70
Missouri                                                            26                  2,420,128.59                         2.64
Minnesota                                                           16                  2,381,989.44                         2.60
Kansas                                                              25                  2,341,141.57                         2.55
Tennessee                                                           22                  2,195,120.82                         2.39
Arizona                                                             13                  1,752,857.35                         1.91
South Carolina                                                      14                  1,729,061.60                         1.88
Florida                                                             17                  1,719,409.68                         1.87
Indiana                                                             16                  1,286,552.52                         1.40
Connecticut                                                          7                  1,220,651.53                         1.33
Colorado                                                             7                  1,199,047.10                         1.31
Montana                                                              8                  1,156,443.78                         1.26
Utah                                                                 8                  1,100,493.03                         1.20
Iowa                                                                11                  1,091,726.28                         1.19
Kentucky                                                            12                  1,050,061.26                         1.14
Nebraska                                                            13                    872,184.03                         0.95
Oregon                                                               5                    641,551.92                         0.70
Washington                                                           3                    541,832.88                         0.59
New York                                                             3                    533,417.34                         0.58
Virginia                                                             3                    476,956.43                         0.52
Rhode Island                                                         4                    471,954.81                         0.51
New Hampshire                                                        3                    441,343.76                         0.48
Oklahoma                                                             4                    375,473.70                         0.41
Idaho                                                                5                    342,101.91                         0.37
North Dakota                                                         4                    320,566.95                         0.35
Texas                                                                3                    237,327.36                         0.26
Delaware                                                             2                    106,728.77                         0.12
Maine                                                                1                     79,853.32                         0.09
------------------------------------------    -------------------------    --------------------------    -------------------------
Total                                                              776                $91,784,755.49                      100.00%
                                              =========================    ==========================    =========================


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Subject to Revision - Computational Materials Dated February 13, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                            GROUP II-A MORTGAGE LOANS

                                                                                                                Percent of
                                                Number of Group II-A         Aggregate Group II-A          Aggregate Group II-A
Minimum Mortgage Rate (%)                          Mortgage Loans              Principal Balance            Principal Balance
------------------------------------------    -------------------------    --------------------------    -------------------------
 5.501 to  6.000                                                     1                   $126,436.50                        0.14%
 6.001 to  6.500                                                     6                  1,001,759.51                         1.09
 6.501 to  7.000                                                    65                  8,200,960.71                         8.93
 7.001 to  7.500                                                   119                 15,532,808.07                        16.92
 7.501 to  8.000                                                   178                 25,122,267.38                        27.37
 8.001 to  8.500                                                   103                 12,262,368.18                        13.36
 8.501 to  9.000                                                    88                 10,235,616.30                        11.15
 9.001 to  9.500                                                    70                  7,205,682.44                         7.85
 9.501 to 10.000                                                    70                  6,233,729.83                         6.79
10.001 to 10.500                                                    39                  3,183,339.23                         3.47
10.501 to 11.000                                                    19                  1,500,304.51                         1.63
11.001 to 11.500                                                    12                    766,621.87                         0.84
11.501 to 12.000                                                     6                    412,860.96                         0.45
------------------------------------------    -------------------------    --------------------------    -------------------------
Total                                                              776                $91,784,755.49                      100.00%
                                              =========================    ==========================    =========================



                                                                                                                Percent of
                                                Number of Group II-A         Aggregate Group II-A          Aggregate Group II-A
Maximum Mortgage Rate (%)                          Mortgage Loans              Principal Balance            Principal Balance
------------------------------------------    -------------------------    --------------------------    -------------------------
12.001 to 12.500                                                     5                   $740,647.74                        0.81%
12.501 to 13.000                                                    52                  6,753,028.08                         7.36
13.001 to 13.500                                                    88                 11,696,394.29                        12.74
13.501 to 14.000                                                   165                 22,444,385.78                        24.45
14.001 to 14.500                                                   118                 13,888,755.44                        15.13
14.501 to 15.000                                                    98                 12,082,917.26                        13.16
15.001 to 15.500                                                    70                  7,555,404.13                         8.23
15.501 to 16.000                                                    76                  7,625,827.09                         8.31
16.001 to 16.500                                                    51                  5,000,421.78                         5.45
16.501 to 17.000                                                    31                  2,603,047.37                         2.84
17.001 to 17.500                                                    13                    875,143.72                         0.95
17.501 to 18.000                                                     5                    372,921.97                         0.41
18.001 to 18.500                                                     3                    105,921.85                         0.12
18.501 to 19.000                                                     1                     39,938.99                         0.04
------------------------------------------    -------------------------    --------------------------    -------------------------
Total                                                              776                $91,784,755.49                      100.00%
                                              =========================    ==========================    =========================


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Subject to Revision - Computational Materials Dated February 13, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                            GROUP II-A MORTGAGE LOANS

                                                                                                                Percent of
                                                Number of Group II-A         Aggregate Group II-A          Aggregate Group II-A
Initial Rate Cap (%)                               Mortgage Loans              Principal Balance            Principal Balance
------------------------------------------    -------------------------    --------------------------    -------------------------
1.000                                                                2                   $252,637.31                        0.28%
1.500                                                               11                  1,584,499.24                         1.73
2.000                                                               19                  1,579,224.80                         1.72
3.000                                                              743                 88,231,121.64                        96.13
4.000                                                                1                    137,272.50                         0.15
------------------------------------------    -------------------------    --------------------------    -------------------------
Total                                                              776                $91,784,755.49                      100.00%
                                              =========================    ==========================    =========================



                                                                                                                Percent of
                                                Number of Group II-A         Aggregate Group II-A          Aggregate Group II-A
Periodic Rate Cap (%)                              Mortgage Loans              Principal Balance            Principal Balance
------------------------------------------    -------------------------    --------------------------    -------------------------
1.000                                                              305                $38,811,142.96                       42.28%
1.500                                                              470                 52,655,080.58                        57.37
2.000                                                                1                    318,531.95                         0.35
------------------------------------------    -------------------------    --------------------------    -------------------------
Total                                                              776                $91,784,755.49                      100.00%
                                              =========================    ==========================    =========================



                                                                                                                Percent of
                                                Number of Group II-A         Aggregate Group II-A          Aggregate Group II-A
Gross Margin (%)                                   Mortgage Loans              Principal Balance            Principal Balance
------------------------------------------    -------------------------    --------------------------    -------------------------
 2.501 to  3.000                                                     1                    $80,845.93                        0.09%
 4.501 to  5.000                                                   109                 13,565,457.91                        14.78
 5.001 to  5.500                                                    94                 11,007,509.17                        11.99
 5.501 to  6.000                                                    54                  6,460,989.86                         7.04
 6.001 to  6.500                                                   239                 27,913,748.56                        30.41
 6.501 to  7.000                                                    79                 10,275,040.51                        11.19
 7.001 to  7.500                                                    43                  5,134,959.95                         5.59
 7.501 to  8.000                                                    51                  6,483,069.45                         7.06
 8.001 to  8.500                                                    35                  4,116,268.36                         4.48
 8.501 to  9.000                                                    23                  3,167,587.15                         3.45
 9.001 to  9.500                                                     9                    728,662.72                         0.79
 9.501 to 10.000                                                    14                  1,133,915.86                         1.24
10.001 to 10.500                                                    16                    990,173.55                         1.08
10.501 to 11.000                                                     5                    565,014.93                         0.62
11.001 to 11.500                                                     2                     90,099.87                         0.10
11.501 to 12.000                                                     1                     31,472.72                         0.03
12.001 to 12.500                                                     1                     39,938.99                         0.04
------------------------------------------    -------------------------    --------------------------    -------------------------
Total                                                              776                $91,784,755.49                      100.00%
                                              =========================    ==========================    =========================


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Subject to Revision - Computational Materials Dated February 13, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                            GROUP II-A MORTGAGE LOANS

                                                                                                                Percent of
                                                Number of Group II-A         Aggregate Group II-A          Aggregate Group II-A
Months to Next Adjustment Date                     Mortgage Loans              Principal Balance            Principal Balance
------------------------------------------    -------------------------    --------------------------    -------------------------
 1 to 12                                                            85                 $8,602,676.85                        9.37%
13 to 24                                                           676                 81,435,944.17                        88.72
25 to 36                                                            15                  1,746,134.47                         1.90
------------------------------------------    -------------------------    --------------------------    -------------------------
Total                                                              776                $91,784,755.49                      100.00%
                                              =========================    ==========================    =========================

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Subject to Revision - Computational Materials Dated February 13, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                            GROUP II-B MORTGAGE LOANS

# of Mortgage Loans:                                        644
Aggregate Outstanding Prin. Bal.                $100,013,314.55
Aggregate Original Prin. Bal.                   $100,349,927.00

                                                        Minimum                      Maximum                             Average
                                                        -------                      -------                             -------
Outstanding Prin. Bal.                               $17,987.91                  $648,417.88                         $155,300.18
Original Prin. Bal.                                  $18,000.00                  $650,000.00                         $155,822.87

                                                        Minimum                      Maximum                    Weighted Average
                                                        -------                      -------                    ----------------
Original LTV Ratio                                      30.000%                     100.000%                             84.042%
Mortgage Rate                                            6.490%                      11.750%                              8.290%
Original Term (Months)                                      180                          360                                 360
Remaining Term (Months)                                     174                          358                                 354
Seasoning (Months)                                            2                           30                                   6
Credit Score                                                482                          795                                 612

                                                       Earliest                       Latest
                                                       --------                       ------
Origination Date                                       07/25/00                     11/29/02
Maturity Date                                          08/01/17                     12/02/32

--------------------------------------------------------------------------------

                                             % of Aggregate                                                  % of Aggregate
Product Type                               Principal Balance         Geographic Concentration (> 5%)        Principal Balance
Fully Amortizing Adjustable Rate Loans                   100.00      California                                            14.01
Total:                                                      100      Michigan                                               8.72
                                                                     North Carolina                                         7.09
                                             % of Aggregate          Illinois                                               6.26
Lien Position                              Principal Balance         Massachusetts                                          5.36
First                                                    100.00      States with < 5% Concentration                        58.56
                                                                                 -
Total:                                                      100      Total                                                   100

                                             % of Aggregate                                                  % of Aggregate
Loan Purpose                               Principal Balance         Property Type                          Principal Balance
Cash-out                                                  62.98      Residential                                          100.00
Purchase                                                  25.45      Total:                                                  100
Refinance (Rate/Term)                                     11.24
Unknown                                                    0.33                                              % of Aggregate
Total:                                                      100      Prepayment Penalty Status              Principal Balance
                                                                     Loans with Prepayment Penalty                         85.40
                                             % of Aggregate          Loans without Prepayment Penalty                      14.60
Occupancy Status                           Principal Balance         Total:                                                  100
Owner Occupied                                            97.61
Non Owner Occupied                                         2.39                                              % of Aggregate
Total:                                                      100      Year of Origination                    Principal Balance
                                                                     2000                                                   1.30
                                             % of Aggregate          2001                                                   7.05
Documentation Type                         Principal Balance         2002                                                  91.65
Full Doc                                                  74.27      Total:                                                  100
SI                                                        13.72
AIV                                                        8.24
Lite Doc                                                   3.77
Total:                                                      100



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Subject to Revision - Computational Materials Dated February 13, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                            GROUP II-B MORTGAGE LOANS

ARM Loan Characteristics

ARM Loan Type
   2/28                                                 93.28%
   3/27                                                  6.63%
   Other                                                 0.09%
Index Type
   6 Mth. LIBOR                                        100.00%

                                                       Minimum                     Maximum                    Weighted Average
                                                       -------                     -------                    ----------------
Margin                                                  5.000%                     11.900%                              6.708%
Maximum Mortgage Rate                                  12.490%                     18.400%                             14.536%
Minimum Mortgage Rate                                   5.950%                     11.750%                              8.283%
Initial Rate Cap                                        1.000%                      7.000%                              2.920%
Periodic Rate Cap                                       1.000%                      2.000%                              1.241%
Months to Next Adjustment                                    1                          33                                  19



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Subject to Revision - Computational Materials Dated February 13, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                            GROUP II-B MORTGAGE LOANS

                                                                                                               Percent of
                                                Number of Group II-B         Aggregate Group II-B         Aggregate Group II-B
Mortgage Rate (%)                                  Mortgage Loans             Principal Balance             Principal Balance
------------------------------------------    -------------------------   ---------------------------    ------------------------
 6.001 to  6.500                                                     8                   $947,220.49                       0.95%
 6.501 to  7.000                                                    37                  7,418,915.38                        7.42
 7.001 to  7.500                                                    84                 14,133,600.98                       14.13
 7.501 to  8.000                                                   155                 25,214,137.32                       25.21
 8.001 to  8.500                                                   119                 19,095,987.23                       19.09
 8.501 to  9.000                                                   133                 18,305,728.69                       18.30
 9.001 to  9.500                                                    45                  5,455,959.89                        5.46
 9.501 to 10.000                                                    41                  5,976,658.10                        5.98
10.001 to 10.500                                                     8                  1,668,743.17                        1.67
10.501 to 11.000                                                    10                  1,499,870.60                        1.50
11.001 to 11.500                                                     3                    232,327.61                        0.23
11.501 to 12.000                                                     1                     64,165.09                        0.06
------------------------------------------    -------------------------   ---------------------------    ------------------------
Total                                                              644               $100,013,314.55                     100.00%
                                              =========================   ===========================    ========================



                                                                                                               Percent of
                                                Number of Group II-B         Aggregate Group II-B         Aggregate Group II-B
Original Loan-To-Value Ratio (%)                   Mortgage Loans             Principal Balance             Principal Balance
------------------------------------------    -------------------------   ---------------------------    ------------------------
25.01 to   30.00                                                     1                   $299,390.90                       0.30%
40.01 to   45.00                                                     2                     99,821.35                        0.10
50.01 to   55.00                                                     2                    649,647.64                        0.65
55.01 to   60.00                                                     3                    172,284.55                        0.17
60.01 to   65.00                                                    10                  1,713,480.11                        1.71
65.01 to   70.00                                                    24                  3,376,690.90                        3.38
70.01 to   75.00                                                    31                  5,527,200.20                        5.53
75.01 to   80.00                                                   205                 29,317,238.19                       29.31
80.01 to   85.00                                                   122                 18,450,966.15                       18.45
85.01 to   90.00                                                   154                 25,532,756.54                       25.53
90.01 to   95.00                                                    35                  6,782,159.10                        6.78
95.01 to  100.00                                                    55                  8,091,678.92                        8.09
------------------------------------------    -------------------------   ---------------------------    ------------------------
Total                                                              644               $100,013,314.55                     100.00%
                                              =========================   ===========================    ========================


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Subject to Revision - Computational Materials Dated February 13, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                            GROUP II-B MORTGAGE LOANS

                                                                                                               Percent of
                                                Number of Group II-B         Aggregate Group II-B         Aggregate Group II-B
Cut-Off Date Principal Balance ($)                 Mortgage Loans             Principal Balance             Principal Balance
------------------------------------------    -------------------------   ---------------------------    ------------------------
      0.01 to  25,000.00                                             3                    $58,981.71                       0.06%
 25,000.01 to  50,000.00                                            44                  1,854,461.94                        1.85
 50,000.01 to  75,000.00                                            94                  5,944,187.42                        5.94
 75,000.01 to 100,000.00                                           124                 10,766,144.53                       10.76
100,000.01 to 125,000.00                                            84                  9,424,322.83                        9.42
125,000.01 to 150,000.00                                            67                  9,220,144.33                        9.22
150,000.01 to 175,000.00                                            35                  5,669,475.51                        5.67
175,000.01 to 200,000.00                                            37                  6,967,521.87                        6.97
200,000.01 to 225,000.00                                            28                  5,881,981.23                        5.88
225,000.01 to 250,000.00                                            22                  5,181,068.86                        5.18
250,000.01 to 275,000.00                                            16                  4,149,368.32                        4.15
275,000.01 to 300,000.00                                             5                  1,431,970.39                        1.43
300,000.01 to 325,000.00                                            15                  4,683,686.72                        4.68
325,000.01 to 350,000.00                                            20                  6,735,660.49                        6.73
350,000.01 to 375,000.00                                             7                  2,520,207.74                        2.52
375,000.01 to 400,000.00                                            15                  5,855,108.65                        5.85
400,000.01 to 425,000.00                                             5                  2,059,171.98                        2.06
425,000.01 to 450,000.00                                             8                  3,528,100.95                        3.53
450,000.01 to 475,000.00                                             3                  1,400,875.93                        1.40
475,000.01 to 500,000.00                                             3                  1,467,453.71                        1.47
500,000.01 to 525,000.00                                             2                  1,018,730.85                        1.02
525,000.01 to 550,000.00                                             1                    537,785.05                        0.54
550,000.01 to 575,000.00                                             2                  1,126,591.38                        1.13
575,000.01 to 600,000.00                                             1                    598,248.64                        0.60
625,000.01 to 650,000.00                                             3                  1,932,063.52                        1.93
------------------------------------------    -------------------------   ---------------------------    ------------------------
Total                                                              644               $100,013,314.55                     100.00%
                                              =========================   ===========================    ========================



                                                                                                               Percent of
                                                Number of Group II-B         Aggregate Group II-B         Aggregate Group II-B
Prepayment Penalty Period (Months)                 Mortgage Loans             Principal Balance             Principal Balance
------------------------------------------    -------------------------   ---------------------------    ------------------------
No Prepayment Penalty                                               89                $14,602,744.22                      14.60%
6                                                                    1                    201,622.82                        0.20
12                                                                  25                  4,027,236.06                        4.03
24                                                                 387                 60,030,088.50                       60.02
36                                                                 137                 19,874,050.64                       19.87
48                                                                   1                    337,430.05                        0.34
60                                                                   4                    940,142.26                        0.94
------------------------------------------    -------------------------   ---------------------------    ------------------------
Total                                                              644               $100,013,314.55                     100.00%
                                              =========================   ===========================    ========================

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Subject to Revision - Computational Materials Dated February 13, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                            GROUP II-B MORTGAGE LOANS

                                                                                                                Percent of
                                                Number of Group II-B          Aggregate Group II-B         Aggregate Group II-B
Remaining Term to Maturity (Months)                Mortgage Loans              Principal Balance            Principal Balance
-------------------------------------------   -------------------------    ---------------------------   -------------------------
169 to 180                                                           1                     $46,329.52                       0.05%
229 to 240                                                           1                      43,725.57                        0.04
325 to 336                                                          12                   2,444,497.37                        2.44
337 to 348                                                          33                   7,109,012.32                        7.11
349 to 360                                                         597                  90,369,749.77                       90.36
-------------------------------------------   -------------------------    ---------------------------   -------------------------
Total                                                              644                $100,013,314.55                     100.00%
                                              =========================    ===========================   =========================



                                                                                                               Percent of
                                                Number of Group II-B         Aggregate Group II-B         Aggregate Group II-B
Seasoning (Months)                                 Mortgage Loans             Principal Balance             Principal Balance
------------------------------------------    -------------------------   ---------------------------    ------------------------
 1 to 12                                                           605                $91,771,280.47                      91.76%
13 to 24                                                            29                  6,170,342.90                        6.17
25 to 36                                                            10                  2,071,691.18                        2.07
------------------------------------------    -------------------------   ---------------------------    ------------------------
Total                                                              644               $100,013,314.55                     100.00%
                                              =========================   ===========================    ========================



                                                                                                               Percent of
                                                Number of Group II-B         Aggregate Group II-B         Aggregate Group II-B
Credit Grade                                       Mortgage Loans             Principal Balance             Principal Balance
------------------------------------------    -------------------------   ---------------------------    ------------------------
A                                                                  385                $60,326,759.33                      60.32%
B                                                                  224                 32,686,227.95                       32.68
C                                                                   35                  7,000,327.27                        7.00
------------------------------------------    -------------------------   ---------------------------    ------------------------
Total                                                              644               $100,013,314.55                     100.00%
                                              =========================   ===========================    ========================

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Subject to Revision - Computational Materials Dated February 13, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                            GROUP II-B MORTGAGE LOANS

                                                                                                               Percent of
                                                Number of Group II-B         Aggregate Group II-B         Aggregate Group II-B
FICO Score                                         Mortgage Loans             Principal Balance             Principal Balance
------------------------------------------    -------------------------   ---------------------------    ------------------------
476 to 500                                                           5                   $737,980.24                       0.74%
501 to 525                                                           8                  1,490,694.75                        1.49
526 to 550                                                          51                  8,568,090.96                        8.57
551 to 575                                                          64                  9,828,958.34                        9.83
576 to 600                                                         112                 17,761,091.07                       17.76
601 to 625                                                         177                 26,046,970.41                       26.04
626 to 650                                                         112                 17,010,493.54                       17.01
651 to 675                                                          64                 10,530,098.11                       10.53
676 to 700                                                          26                  3,980,282.88                        3.98
701 to 725                                                          19                  3,162,359.01                        3.16
726 to 750                                                           3                    286,716.43                        0.29
751 to 775                                                           1                     58,915.72                        0.06
776 to 800                                                           2                    550,663.09                        0.55
------------------------------------------    -------------------------   ---------------------------    ------------------------
Total                                                              644               $100,013,314.55                     100.00%
                                              =========================   ===========================    ========================


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Subject to Revision - Computational Materials Dated February 13, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                            GROUP II-B MORTGAGE LOANS

                                                                                                               Percent of
                                                Number of Group II-B         Aggregate Group II-B         Aggregate Group II-B
Geographic Location                                Mortgage Loans             Principal Balance             Principal Balance
------------------------------------------    -------------------------   ---------------------------    ------------------------
California                                                          59                $14,010,528.69                      14.01%
Michigan                                                            75                  8,724,586.52                        8.72
North Carolina                                                      43                  7,095,566.41                        7.09
Illinois                                                            45                  6,261,659.74                        6.26
Massachusetts                                                       25                  5,356,651.42                        5.36
Wisconsin                                                           33                  4,833,586.95                        4.83
Florida                                                             23                  4,275,373.63                        4.27
Pennsylvania                                                        32                  4,184,874.66                        4.18
New Jersey                                                          17                  4,160,977.47                        4.16
Nevada                                                              13                  3,635,475.47                        3.63
Missouri                                                            31                  3,539,931.85                        3.54
Colorado                                                            13                  2,872,947.78                        2.87
Ohio                                                                26                  2,809,511.94                        2.81
Connecticut                                                         15                  2,561,173.24                        2.56
South Dakota                                                        23                  2,432,161.42                        2.43
Maryland                                                            10                  2,357,409.22                        2.36
Tennessee                                                           18                  2,216,455.78                        2.22
South Carolina                                                      12                  2,072,563.26                        2.07
Arizona                                                             13                  1,957,868.39                        1.96
Kansas                                                              12                  1,837,525.70                        1.84
Indiana                                                             14                  1,720,266.23                        1.72
Nebraska                                                            11                  1,081,723.10                        1.08
New York                                                             5                    982,197.85                        0.98
Kentucky                                                            10                    892,975.26                        0.89
Rhode Island                                                         6                    875,169.44                        0.88
Washington                                                           7                    834,304.24                        0.83
Virginia                                                             7                    771,201.60                        0.77
Iowa                                                                 9                    770,951.96                        0.77
Oregon                                                               3                    655,292.18                        0.66
Delaware                                                             5                    624,964.26                        0.62
Texas                                                                5                    569,449.92                        0.57
Montana                                                              4                    569,442.91                        0.57
Oklahoma                                                             4                    537,312.07                        0.54
Utah                                                                 2                    469,069.36                        0.47
Minnesota                                                            6                    455,153.38                        0.46
North Dakota                                                         4                    385,516.11                        0.39
Idaho                                                                1                    356,331.47                        0.36
Wyoming                                                              1                    118,570.70                        0.12
Maine                                                                1                     82,427.88                        0.08
New Mexico                                                           1                     64,165.09                        0.06
------------------------------------------    -------------------------   ---------------------------    ------------------------
Total                                                              644               $100,013,314.55                     100.00%
                                              =========================   ===========================    ========================


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Subject to Revision - Computational Materials Dated February 13, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                            GROUP II-B MORTGAGE LOANS

                                                                                                               Percent of
                                                Number of Group II-B         Aggregate Group II-B         Aggregate Group II-B
Minimum Mortgage Rate (%)                          Mortgage Loans             Principal Balance             Principal Balance
------------------------------------------    -------------------------   ---------------------------    ------------------------
 5.501 to  6.000                                                     1                   $417,960.65                       0.42%
 6.001 to  6.500                                                     8                    947,220.49                        0.95
 6.501 to  7.000                                                    36                  7,000,954.73                        7.00
 7.001 to  7.500                                                    84                 14,133,600.98                       14.13
 7.501 to  8.000                                                   155                 25,214,137.32                       25.21
 8.001 to  8.500                                                   119                 19,095,987.23                       19.09
 8.501 to  9.000                                                   134                 18,728,357.30                       18.73
 9.001 to  9.500                                                    45                  5,455,959.89                        5.46
 9.501 to 10.000                                                    40                  5,554,029.49                        5.55
10.001 to 10.500                                                     8                  1,668,743.17                        1.67
10.501 to 11.000                                                    10                  1,499,870.60                        1.50
11.001 to 11.500                                                     3                    232,327.61                        0.23
11.501 to 12.000                                                     1                     64,165.09                        0.06
------------------------------------------    -------------------------   ---------------------------    ------------------------
Total                                                              644               $100,013,314.55                     100.00%
                                              =========================   ===========================    ========================



                                                                                                               Percent of
                                                Number of Group II-B         Aggregate Group II-B         Aggregate Group II-B
Maximum Mortgage Rate (%)                          Mortgage Loans             Principal Balance             Principal Balance
------------------------------------------    -------------------------   ---------------------------    ------------------------
12.001 to 12.500                                                     8                   $947,220.49                       0.95%
12.501 to 13.000                                                    32                  6,315,142.76                        6.31
13.001 to 13.500                                                    71                 11,793,267.96                       11.79
13.501 to 14.000                                                   120                 20,388,803.26                       20.39
14.001 to 14.500                                                    95                 15,145,628.59                       15.14
14.501 to 15.000                                                   131                 18,277,564.35                       18.28
15.001 to 15.500                                                    68                 10,312,534.33                       10.31
15.501 to 16.000                                                    73                 10,824,484.45                       10.82
16.001 to 16.500                                                    21                  3,056,063.91                        3.06
16.501 to 17.000                                                    18                  2,455,809.87                        2.46
17.001 to 17.500                                                     2                     95,712.54                        0.10
17.501 to 18.000                                                     3                    217,670.49                        0.22
18.001 to 18.500                                                     2                    183,411.55                        0.18
------------------------------------------    -------------------------   ---------------------------    ------------------------
Total                                                              644               $100,013,314.55                     100.00%
                                              =========================   ===========================    ========================


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Subject to Revision - Computational Materials Dated February 13, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                            GROUP II-B MORTGAGE LOANS

                                                                                                               Percent of
                                                Number of Group II-B         Aggregate Group II-B         Aggregate Group II-B
Initial Rate Cap (%)                               Mortgage Loans             Principal Balance             Principal Balance
------------------------------------------    -------------------------   ---------------------------    ------------------------
1.000                                                                2                   $499,978.28                       0.50%
1.500                                                               29                  5,002,093.13                        5.00
2.000                                                               14                  1,813,689.31                        1.81
3.000                                                              597                 91,957,195.67                       91.94
5.000                                                                1                    322,397.51                        0.32
7.000                                                                1                    417,960.65                        0.42
------------------------------------------    -------------------------   ---------------------------    ------------------------
Total                                                              644               $100,013,314.55                     100.00%
                                              =========================   ===========================    ========================



                                                                                                               Percent of
                                                Number of Group II-B         Aggregate Group II-B         Aggregate Group II-B
Periodic Rate Cap (%)                              Mortgage Loans             Principal Balance             Principal Balance
------------------------------------------    -------------------------   ---------------------------    ------------------------
1.000                                                              354                $52,072,435.52                      52.07%
1.500                                                              288                 47,658,373.41                       47.65
2.000                                                                2                    282,505.62                        0.28
------------------------------------------    -------------------------   ---------------------------    ------------------------
Total                                                              644               $100,013,314.55                     100.00%
                                              =========================   ===========================    ========================



                                                                                                               Percent of
                                                Number of Group II-B         Aggregate Group II-B         Aggregate Group II-B
Gross Margin (%)                                   Mortgage Loans             Principal Balance             Principal Balance
------------------------------------------    -------------------------   ---------------------------    ------------------------
 4.501 to  5.000                                                   101                $18,357,539.77                      18.36%
 5.001 to  5.500                                                    45                  7,871,554.97                        7.87
 5.501 to  6.000                                                    42                  8,642,818.06                        8.64
 6.001 to  6.500                                                   120                 18,168,707.51                       18.17
 6.501 to  7.000                                                    68                 12,175,739.64                       12.17
 7.001 to  7.500                                                    64                 10,745,071.75                       10.74
 7.501 to  8.000                                                    49                  6,737,048.63                        6.74
 8.001 to  8.500                                                    58                  6,710,815.41                        6.71
 8.501 to  9.000                                                    40                  4,526,882.51                        4.53
 9.001 to  9.500                                                    34                  4,405,664.43                        4.41
 9.501 to 10.000                                                    13                    949,702.77                        0.95
10.001 to 10.500                                                     4                    261,361.21                        0.26
10.501 to 11.000                                                     4                    276,996.34                        0.28
11.501 to 12.000                                                     2                    183,411.55                        0.18
------------------------------------------    -------------------------   ---------------------------    ------------------------
Total                                                              644               $100,013,314.55                     100.00%
                                              =========================   ===========================    ========================


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Subject to Revision - Computational Materials Dated February 13, 2003

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                            GROUP II-B MORTGAGE LOANS

                                                                                                               Percent of
                                                Number of Group II-B         Aggregate Group II-B         Aggregate Group II-B
Months to Next Adjustment Date                     Mortgage Loans             Principal Balance             Principal Balance
------------------------------------------    -------------------------   ---------------------------    ------------------------
 1 to 12                                                            43                 $9,318,938.01                       9.32%
13 to 24                                                           569                 85,200,380.32                       85.19
25 to 36                                                            32                  5,493,996.22                        5.49
------------------------------------------    -------------------------   ---------------------------    ------------------------
Total                                                              644               $100,013,314.55                     100.00%
                                              =========================   ===========================    ========================

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Subject to Revision - Computational Materials Dated February 13, 2003

                             BOND SUMMARY (to Call)

Class AF-1
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                         50%           75%          100%          125%          150%         200%          250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                     1.89          1.31         1.00          0.81          0.68         0.51          0.41
Modified Duration (years)*               1.84          1.28         0.98          0.79          0.67         0.50          0.40
First Principal Payment                3/25/03       3/25/03       3/25/03      3/25/03       3/25/03       3/25/03      3/25/03
Last Principal Payment                 6/25/07       1/25/06       4/25/05      11/25/04      7/25/04       2/25/04      12/25/03
Principal Window (months)                 52            35           26            21            17           12            10

Class AF-2
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                         50%           75%          100%          125%          150%         200%          250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                     6.03          4.17         3.02          2.21          1.80         1.29          0.98
Modified Duration (years)*               5.37          3.83         2.83          2.10          1.73         1.24          0.95
First Principal Payment                6/25/07       1/25/06       4/25/05      11/25/04      7/25/04       2/25/04      12/25/03
Last Principal Payment                 7/25/11       1/25/09       8/25/07      11/25/05      5/25/05       9/25/04      4/25/04
Principal Window (months)                 50            37           29            13            11            8            5

Class AF-3
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                         50%           75%          100%          125%          150%         200%          250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                     9.45          6.63         5.02          3.19          2.38         1.69          1.27
Modified Duration (years)*               7.61          5.65         4.42          2.92          2.22         1.60          1.21
First Principal Payment                7/25/11       1/25/09       8/25/07      11/25/05      5/25/05       9/25/04      4/25/04
Last Principal Payment                 9/25/13       7/25/10      10/25/08      8/25/07       9/25/05      12/25/04      6/25/04
Principal Window (months)                 27            19           15            22            5             4            3

Class AF-4
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                         50%           75%          100%          125%          150%         200%          250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    11.67          8.34         6.35          5.11          2.70         1.91          1.42
Modified Duration (years)*               8.58          6.63         5.29          4.39          2.46         1.78          1.34
First Principal Payment                9/25/13       7/25/10      10/25/08      8/25/07       9/25/05      12/25/04      6/25/04
Last Principal Payment                 8/25/15       6/25/12       4/25/10      11/25/08      12/25/05      2/25/05      8/25/04
Principal Window (months)                 24            24           19            16            4             3            3

Class AV-1A
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                         50%           75%          100%          125%          150%         200%          250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                     5.51          4.02         2.93          2.20          1.57         0.96          0.69
Modified Duration (years)*               5.05          3.75         2.78          2.11          1.52         0.94          0.68
First Principal Payment                3/25/03       3/25/03       3/25/03      3/25/03       3/25/03       3/25/03      3/25/03
Last Principal Payment                 11/25/15      7/25/13      11/25/10      3/25/09       1/25/08       6/25/05      11/25/04
Principal Window (months)                153           125           93            73            59           28            21

Class AV-1B
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                         50%           75%          100%          125%          150%         200%          250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                     5.51          4.02         2.93          2.20          1.57         0.96          0.69
Modified Duration (years)*               5.05          3.74         2.78          2.11          1.52         0.94          0.68
First Principal Payment                3/25/03       3/25/03       3/25/03      3/25/03       3/25/03       3/25/03      3/25/03
Last Principal Payment                 11/25/15      7/25/13      11/25/10      3/25/09       1/25/08       6/25/05      11/25/04
Principal Window (months)                153           125           93            73            59           28            21

Class M-1
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                         50%           75%          100%          125%          150%         200%          250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                     9.38          6.83         5.22          4.62          4.71         3.40          2.33
Modified Duration (years)*               7.14          5.51         4.41          4.00          4.08         3.05          2.14
First Principal Payment                12/25/07      5/25/06       6/25/06      10/25/06      4/25/07       6/25/05      11/25/04
Last Principal Payment                 11/25/15      7/25/13      11/25/10      3/25/09       1/25/08       7/25/06      8/25/05
Principal Window (months)                 96            87           54            30            10           14            10

Class M-2
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                         50%           75%          100%          125%          150%         200%          250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                     9.38          6.83         5.17          4.39          4.11         3.23          2.43
Modified Duration (years)*               6.90          5.37         4.29          3.74          3.55         2.87          2.21
First Principal Payment                12/25/07      5/25/06       4/25/06      6/25/06       9/25/06       1/25/06      5/25/05
Last Principal Payment                 11/25/15      7/25/13      11/25/10      3/25/09       1/25/08       7/25/06      8/25/05
Principal Window (months)                 96            87           56            34            17            7            4
*Modified duration calculated assuming a price of 100.00%.

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Subject to Revision - Computational Materials Dated February 13, 2003

                             BOND SUMMARY (to Call)

Class B
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                         50%           75%          100%          125%          150%         200%          250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                     9.38          6.83         5.15          4.28          3.83         2.89          2.17
Modified Duration (years)*               6.47          5.10         4.10          3.53          3.24         2.53          1.95
First Principal Payment                12/25/07      5/25/06       3/25/06      4/25/06       5/25/06       9/25/05      1/25/05
Last Principal Payment                 11/25/15      7/25/13      11/25/10      3/25/09       1/25/08       7/25/06      8/25/05
Principal Window (months)                 96            87           57            36            21           11            8
*Modified duration calculated assuming a price of 100.00%.

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Subject to Revision - Computational Materials Dated February 13, 2003

                           BOND SUMMARY (to Maturity)

Class AF-1
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                         50%           75%          100%          125%          150%         200%          250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                     1.89          1.31         1.00          0.81          0.68         0.51          0.41
Modified Duration (years)*               1.84          1.28         0.98          0.79          0.67         0.50          0.40
First Principal Payment                3/25/03       3/25/03       3/25/03      3/25/03       3/25/03       3/25/03      3/25/03
Last Principal Payment                 6/25/07       1/25/06       4/25/05      11/25/04      7/25/04       2/25/04      12/25/03
Principal Window (months)                 52            35           26            21            17           12            10

Class AF-2
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                         50%           75%          100%          125%          150%         200%          250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                     6.03          4.17         3.02          2.21          1.80         1.29          0.98
Modified Duration (years)*               5.37          3.83         2.83          2.10          1.73         1.24          0.95
First Principal Payment                6/25/07       1/25/06       4/25/05      11/25/04      7/25/04       2/25/04      12/25/03
Last Principal Payment                 7/25/11       1/25/09       8/25/07      11/25/05      5/25/05       9/25/04      4/25/04
Principal Window (months)                 50            37           29            13            11            8            5

Class AF-3
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                         50%           75%          100%          125%          150%         200%          250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                     9.45          6.63         5.02          3.19          2.38         1.69          1.27
Modified Duration (years)*               7.61          5.65         4.42          2.92          2.22         1.60          1.21
First Principal Payment                7/25/11       1/25/09       8/25/07      11/25/05      5/25/05       9/25/04      4/25/04
Last Principal Payment                 9/25/13       7/25/10      10/25/08      8/25/07       9/25/05      12/25/04      6/25/04
Principal Window (months)                 27            19           15            22            5             4            3

Class AF-4
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                         50%           75%          100%          125%          150%         200%          250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    11.67          8.34         6.35          5.11          2.70         1.91          1.42
Modified Duration (years)*               8.58          6.63         5.29          4.39          2.46         1.78          1.34
First Principal Payment                9/25/13       7/25/10      10/25/08      8/25/07       9/25/05      12/25/04      6/25/04
Last Principal Payment                 8/25/15       6/25/12       4/25/10      11/25/08      12/25/05      2/25/05      8/25/04
Principal Window (months)                 24            24           19            16            4             3            3

Class AV-1A
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                         50%           75%          100%          125%          150%         200%          250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                     6.26          4.48         3.37          2.58          1.86         0.96          0.69
Modified Duration (years)*               5.62          4.12         3.15          2.43          1.78         0.94          0.68
First Principal Payment                3/25/03       3/25/03       3/25/03      3/25/03       3/25/03       3/25/03      3/25/03
Last Principal Payment                 3/25/29       8/25/23       1/25/19      10/25/15      5/25/14       6/25/05      11/25/04
Principal Window (months)                313           246           191          152           135           28            21

Class AV-1B
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                         50%           75%          100%          125%          150%         200%          250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                     6.25          4.48         3.37          2.57          1.86         0.96          0.69
Modified Duration (years)*               5.61          4.11         3.14          2.43          1.78         0.94          0.68
First Principal Payment                3/25/03       3/25/03       3/25/03      3/25/03       3/25/03       3/25/03      3/25/03
Last Principal Payment                 3/25/29       8/25/23       1/25/19      10/25/15      5/25/14       6/25/05      11/25/04
Principal Window (months)                313           246           191          152           135           28            21

Class M-1
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                         50%           75%          100%          125%          150%         200%          250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    10.27          7.36         5.73          5.06          5.20         4.90          3.35
Modified Duration (years)*               7.53          5.79         4.72          4.29          4.44         4.21          2.98
First Principal Payment                12/25/07      5/25/06       6/25/06      10/25/06      4/25/07       6/25/05      11/25/04
Last Principal Payment                 4/25/26       5/25/20       5/25/16      8/25/14       7/25/12       1/25/11      11/25/08
Principal Window (months)                221           169           120           95            64           68            49

Class M-2
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                         50%           75%          100%          125%          150%         200%          250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    10.20          7.30         5.67          4.79          4.44         3.47          2.65
Modified Duration (years)*               7.23          5.60         4.57          4.00          3.78         3.05          2.39
First Principal Payment                12/25/07      5/25/06       4/25/06      6/25/06       9/25/06       1/25/06      5/25/05
Last Principal Payment                 9/25/24       11/25/18      8/25/15      9/25/13       9/25/11       2/25/09      6/25/07
Principal Window (months)                202           151           113           88            61           38            26
*Modified duration calculated assuming a price of 100.00%.

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Subject to Revision - Computational Materials Dated February 13, 2003

                           BOND SUMMARY (to Maturity)

Class B
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                         50%           75%          100%          125%          150%         200%          250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                    10.01          7.19         5.54          4.58          4.09         3.07          2.29
Modified Duration (years)*               6.69          5.25         4.29          3.71          3.40         2.66          2.04
First Principal Payment                12/25/07      5/25/06       3/25/06      4/25/06       5/25/06       9/25/05      1/25/05
Last Principal Payment                 4/25/22       12/25/16     11/25/14      5/25/12       8/25/10       5/25/08      12/25/06
Principal Window (months)                173           128           105           74            52           33            24
*Modified duration calculated assuming a price of 100.00%.


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Subject to Revision - Computational Materials Dated February 13, 2003

                           Class AV Cap: Base Case(1)

                            Class                                        Class                                       Class
   Period       Date        AV Cap              Period      Date        AV Cap              Period       Date        AV Cap
   ------       ----        ------              ------      ----        ------              ------       ----        ------
     1        03/25/03      9.42%                 32      10/25/05       8.27%                63       05/25/08      8.27%
     2        04/25/03      7.90%                 33      11/25/05       8.00%                64       06/25/08      8.00%
     3        05/25/03      8.16%                 34      12/25/05       8.27%                65       07/25/08      8.27%
     4        06/25/03      7.90%                 35      01/25/06       8.00%                66       08/25/08      8.00%
     5        07/25/03      8.16%                 36      02/25/06       8.00%                67       09/25/08      8.00%
     6        08/25/03      7.90%                 37      03/25/06       8.86%                68       10/25/08      8.27%
     7        09/25/03      7.90%                 38      04/25/06       8.00%                69       11/25/08      8.00%
     8        10/25/03      8.17%                 39      05/25/06       8.27%                70       12/25/08      8.27%
     9        11/25/03      7.90%                 40      06/25/06       8.00%                71       01/25/09      8.00%
     10       12/25/03      8.17%                 41      07/25/06       8.27%                72       02/25/09      8.00%
     11       01/25/04      7.90%                 42      08/25/06       8.00%                73       03/25/09      8.86%
     12       02/25/04      7.90%                 43      09/25/06       8.00%                74       04/25/09      8.00%
     13       03/25/04      8.45%                 44      10/25/06       8.27%                75       05/25/09      8.27%
     14       04/25/04      7.91%                 45      11/25/06       8.00%                76       06/25/09      8.00%
     15       05/25/04      8.17%                 46      12/25/06       8.27%                77       07/25/09      8.27%
     16       06/25/04      7.91%                 47      01/25/07       8.00%                78       08/25/09      8.00%
     17       07/25/04      8.17%                 48      02/25/07       8.00%                79       09/25/09      8.00%
     18       08/25/04      7.91%                 49      03/25/07       8.86%                80       10/25/09      8.27%
     19       09/25/04      7.95%                 50      04/25/07       8.00%                81       11/25/09      8.00%
     20       10/25/04      8.26%                 51      05/25/07       8.27%                82       12/25/09      8.27%
     21       11/25/04      7.99%                 52      06/25/07       8.00%                83       01/25/10      8.00%
     22       12/25/04      8.26%                 53      07/25/07       8.27%                84       02/25/10      8.00%
     23       01/25/05      7.99%                 54      08/25/07       8.00%                85       03/25/10      8.86%
     24       02/25/05      7.99%                 55      09/25/07       8.00%                86       04/25/10      8.00%
     25       03/25/05      8.85%                 56      10/25/07       8.27%                87       05/25/10      8.27%
     26       04/25/05      7.99%                 57      11/25/07       8.00%                88       06/25/10      8.00%
     27       05/25/05      8.26%                 58      12/25/07       8.27%                89       07/25/10      8.27%
     28       06/25/05      8.00%                 59      01/25/08       8.00%                90       08/25/10      8.00%
     29       07/25/05      8.27%                 60      02/25/08       8.00%                91       09/25/10      8.00%
     30       08/25/05      8.00%                 61      03/25/08       8.56%                92       10/25/10      8.27%
     31       09/25/05      8.00%                 62      04/25/08       8.00%                93       11/25/10      8.00%



(1) Assumes there are no losses and no delinquencies on the Mortgage Loans, the Group I Mortgage Loans prepay at 100% PPC and the Group II Mortgage Loans prepay at 28% CPR, One-Month LIBOR is constant at 1.34% and Six-Month LIBOR is constant at 1.35%.

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Subject to Revision - Computational Materials Dated February 13, 2003

                             Class AV Sensitivity(1)

                                Effective                                     Effective                                   Effective
                      Class       Class                             Class       Class                           Class       Class
 Period     Date      AV Cap    AV Cap(2)      Period    Date      AV Cap     AV Cap(2)    Period    Date      AV Cap     AV Cap(2)
 ------     ----      ------    ---------      ------    ----      ------     ---------    ------    ----      ------     ---------
    1     03/25/03    9.42%       14.00%         33    11/25/05    12.72%       12.72%       65    07/25/08    14.00%       14.00%
    2     04/25/03    7.90%       14.00%         34    12/25/05    13.16%       13.16%       66    08/25/08    13.54%       13.54%
    3     05/25/03    8.16%       14.00%         35    01/25/06    12.77%       12.77%       67    09/25/08    13.54%       13.54%
    4     06/25/03    7.90%       14.00%         36    02/25/06    12.80%       12.80%       68    10/25/08    14.00%       14.00%
    5     07/25/03    8.16%       14.00%         37    03/25/06    14.00%       14.00%       69    11/25/08    13.54%       13.54%
    6     08/25/03    7.90%       14.00%         38    04/25/06    13.22%       13.22%       70    12/25/08    14.00%       14.00%
    7     09/25/03    7.90%       14.00%         39    05/25/06    13.67%       13.67%       71    01/25/09    13.54%       13.54%
    8     10/25/03    8.17%       14.00%         40    06/25/06    13.24%       13.24%       72    02/25/09    13.54%       13.54%
    9     11/25/03    7.90%       14.00%         41    07/25/06    13.72%       13.72%       73    03/25/09    14.00%       14.00%
   10     12/25/03    8.17%       14.00%         42    08/25/06    13.29%       13.29%       74    04/25/09    13.54%       13.54%
   11     01/25/04    7.90%       14.00%         43    09/25/06    13.38%       13.38%       75    05/25/09    14.00%       14.00%
   12     02/25/04    7.91%       14.00%         44    10/25/06    13.91%       13.91%       76    06/25/09    13.54%       13.54%
   13     03/25/04    8.46%       14.00%         45    11/25/06    13.47%       13.47%       77    07/25/09    14.00%       14.00%
   14     04/25/04    7.91%       14.00%         46    12/25/06    13.93%       13.93%       78    08/25/09    13.54%       13.54%
   15     05/25/04    8.18%       14.00%         47    01/25/07    13.51%       13.51%       79    09/25/09    13.54%       13.54%
   16     06/25/04    7.92%       14.00%         48    02/25/07    13.51%       13.51%       80    10/25/09    14.00%       14.00%
   17     07/25/04    8.19%       14.00%         49    03/25/07    14.00%       14.00%       81    11/25/09    13.54%       13.54%
   18     08/25/04    7.93%       14.00%         50    04/25/07    13.51%       13.51%       82    12/25/09    14.00%       14.00%
   19     09/25/04    8.95%       9.92%          51    05/25/07    13.97%       13.97%       83    01/25/10    13.54%       13.54%
   20     10/25/04    10.60%      11.59%         52    06/25/07    13.52%       13.52%       84    02/25/10    13.43%       13.43%
   21     11/25/04    10.28%      11.27%         53    07/25/07    13.99%       13.99%       85    03/25/10    14.00%       14.00%
   22     12/25/04    10.62%      11.62%         54    08/25/07    13.54%       13.54%       86    04/25/10    13.13%       13.13%
   23     01/25/05    10.29%      11.30%         55    09/25/07    13.54%       13.54%       87    05/25/10    13.52%       13.52%
   24     02/25/05    10.32%      11.34%         56    10/25/07    13.99%       13.99%       88    06/25/10    13.08%       13.08%
   25     03/25/05    12.04%      13.07%         57    11/25/07    13.54%       13.54%       89    07/25/10    13.51%       13.51%
   26     04/25/05    11.44%      12.48%         58    12/25/07    14.00%       14.00%       90    08/25/10    13.06%       13.06%
   27     05/25/05    11.83%      12.88%         59    01/25/08    13.54%       13.54%       91    09/25/10    13.05%       13.05%
   28     06/25/05    11.49%      11.49%         60    02/25/08    13.54%       13.54%       92    10/25/10    13.48%       13.48%
   29     07/25/05    11.92%      11.92%         61    03/25/08    14.00%       14.00%       93    11/25/10    13.04%       13.04%
   30     08/25/05    11.58%      11.58%         62    04/25/08    13.54%       13.54%       94    12/25/10    13.46%       13.46%
   31     09/25/05    12.13%      12.13%         63    05/25/08    14.00%       14.00%
   32     10/25/05    13.12%      13.12%         64    06/25/08    13.54%       13.54%


(1) Assumes there are no losses and no delinquencies on the Mortgage Loans, the Group I Mortgage Loans prepay at 100% PPC and the Group II Mortgage Loans prepay at 28% CPR, One-Month LIBOR is constant at 20.00% and Six-Month LIBOR is constant at 20.00%.

(2) Assumes amounts available to the Class AV Certificates from payments made under the Yield Maintenance Agreement have been taken into account. Includes the assumptions from footnote (1) above.

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